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                                                                   Exhibit 10.30








                                 ESI 401(k) PLAN

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                                 ESI 401(k) PLAN

                                TABLE OF CONTENTS

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ARTICLE ONE  INTRODUCTION AND PURPOSE.............................................................................1

ARTICLE TWO  DEFINITIONS..........................................................................................1

ARTICLE THREE  MEMBERSHIP....................................................................................... 13
         3.1      Membership.....................................................................................13
         3.2      Rehired Member.................................................................................14
         3.3      Transferred Members............................................................................14
         3.4      Termination of Membership......................................................................14

ARTICLE FOUR  MEMBER CONTRIBUTIONS...............................................................................14
         4.1      Member Pre-Tax Savings.........................................................................14
         4.2      Change in Contributions........................................................................17
         4.3      Suspension and Resumption of Member Pre-Tax Savings............................................17
         4.4      No After-Tax Contributions.....................................................................17
         4.5      Vesting of Member's and Deferred Member's Contributions........................................17
         4.6      Rollover Contributions.........................................................................17
         4.7      Contributions During Period of Military Leave..................................................18

ARTICLE FIVE  COMPANY CONTRIBUTIONS..............................................................................18
         5.1      Matching Company Contributions.................................................................18
         5.2      Retirement Contributions.......................................................................19
         5.3      Mode of Payment and Valuation of ESI Stock Contributed.........................................19
         5.4      Vesting........................................................................................20
         5.5      Forfeitures....................................................................................21

ARTICLE SIX   LIMITATIONS ON CONTRIBUTIONS.......................................................................21
         6.1      Actual Deferral Percentage Test................................................................21
         6.2      Actual Contribution Percentage Test............................................................23
         6.3      Aggregate Contribution Limitation..............................................................24
         6.4      Additional Discrimination Testing Provisions...................................................24
         6.5      Maximum Annual Additions.......................................................................25

ARTICLE SEVEN   INVESTMENT OF CONTRIBUTIONS......................................................................27
         7.1      Investment Funds...............................................................................27
         7.2      Investment of Contributions....................................................................27
         7.3      Change in Future Contribution Investment Election..............................................28
         7.4      Redistribution of Accounts Among the Funds.....................................................28
         7.5      Investment Option at Age 55....................................................................28
         7.6      Voting of ESI Stock............................................................................29
         7.7      Limitations Imposed by Contract................................................................29
         7.8      Responsibility for Investments.................................................................29
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ARTICLE EIGHT   CREDITS TO MEMBERS' ACCOUNTS, VALUATION, AND ALLOCATION OF ASSETS................................30
         8.1      Pre-Tax Savings and Rollover Contributions.....................................................30
         8.2      Matching Company Contributions.................................................................30
         8.3      Retirement Contributions.......................................................................30
         8.4      Credits to Members' Accounts...................................................................30
         8.5      Valuation of Assets............................................................................30
         8.6      Allocation of Assets...........................................................................30
         8.7      Annual Statements..............................................................................30
         8.8      Valuation Dates................................................................................30

ARTICLE NINE  WITHDRAWALS PRIOR TO TERMINATION OF  EMPLOYMENT....................................................31
         9.1      General Conditions for Withdrawals.............................................................31
         9.2      Non-Hardship Withdrawal Prior to Age 59 1/2....................................................31
         9.3      Hardship Withdrawal Prior to Age 59 1/2........................................................31
         9.4      Withdrawals After age 59 1/2...................................................................33
         9.5      Ordering of Withdrawals........................................................................33
         9.6      Death After Withdrawal Election................................................................33
         9.7      Direct Rollover................................................................................34
         9.8      Retirement Contribution Account................................................................34

ARTICLE TEN   LOANS..............................................................................................34
         10.1     General Conditions for Loans...................................................................34
         10.2     Amounts Available for Loans....................................................................34
         10.3     Account Ordering for Loans.....................................................................35
         10.4     Interest Rate for Loans........................................................................35
         10.5     Term and Repayment of Loan.....................................................................35
         10.6     Frequency of Loan Requests.....................................................................36
         10.7     Prepayment of Loans............................................................................36
         10.8     Outstanding Loan Balance at Termination of Employment..........................................36
         10.9     Loan Default During Employment.................................................................36
         10.10    Incorporation by Reference.....................................................................36
         10.11    Death after Loan Application...................................................................36
         10.12    Military Leave.................................................................................36

ARTICLE ELEVEN  DISTRIBUTIONS....................................................................................37
         11.1     Commencement of Payments.......................................................................37
         11.2     Forms and Methods of Distribution..............................................................38
         11.3     Small Benefits.................................................................................40
         11.4     Death of Beneficiary...........................................................................40
         11.5     Proof of Death and Right of Beneficiary or Other Person........................................40
         11.6     Restoration of Prior Forfeiture................................................................40
         11.7     Direct Rollover of Certain Distributions.......................................................41
         11.8     Elective Transfers From Plan...................................................................42
         11.9     Elective Transfer to Plan......................................................................43
         11.10    Waiver of Notice Period........................................................................43

ARTICLE TWELVE  MANAGEMENT OF FUNDS..............................................................................44
         12.1     ESI Employee Benefit Plan Administration and Investment Committee..............................44
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         12.2     Trust Fund.....................................................................................44
         12.3     Reports to Members and Deferred Members........................................................44
         12.4     Fiscal Year....................................................................................45

ARTICLE THIRTEEN   ADMINISTRATION OF PLAN........................................................................45
         13.1     Appointment of Committee.......................................................................45
         13.2     Powers of Committee............................................................................45
         13.3     Committee Action...............................................................................46
         13.4     Compensation...................................................................................46
         13.5     Committee Liability............................................................................46

ARTICLE FOURTEEN   AMENDMENT AND TERMINATION.....................................................................47
         14.1     Amendment......................................................................................47
         14.2     Termination of Plan............................................................................47
         14.3     Distribution of Accounts Upon a Sale of Assets or a Sale of a Subsidiary.......................48
         14.4     Merger or Consolidation of Plan................................................................48
         14.5     Transfer from ITT Plan.........................................................................48

ARTICLE FIFTEEN   TENDER OFFER...................................................................................49
         15.1     Applicability..................................................................................49
         15.2     Instructions to Trustee........................................................................49
         15.3     Trustee Action on Member Instructions..........................................................49
         15.4     Action With Respect to Members Not Instructing the Trustee or not Issuing Valid Instructions...49
         15.5     Investment of Plan Assets after Tender Offer...................................................50

ARTICLE SIXTEEN   GENERAL AND ADMINISTRATIVE PROVISIONS..........................................................50
         16.1     Relief from Liability..........................................................................50
         16.2     Payment of Expenses............................................................................50
         16.3     Source of Payment..............................................................................50
         16.4     Inalienability of Benefits.....................................................................51
         16.5     Prevention of Escheat..........................................................................51
         16.6     Return of Contributions........................................................................51
         16.7     Facility of Payment............................................................................52
         16.8     Information....................................................................................52
         16.9     Exclusive Benefit Rule.........................................................................52
         16.10    No Right to Employment.........................................................................52
         16.11    Uniform Action.................................................................................52
         16.12    Headings.......................................................................................53
         16.13    Construction...................................................................................53

ARTICLE SEVENTEEN  TOP-HEAVY PROVISIONS..........................................................................53
         17.1     Definitions....................................................................................53
         17.2     Determination of Top-Heavy Status..............................................................53
         17.3     Minimum Requirements...........................................................................54

ARTICLE EIGHTEEN  AMENDMENT OF THE PLAN FOR EGTRRA...............................................................54
         18.1     Adoption and Effective Date of Amendment.......................................................54
         18.2     Supersession of Inconsistent Provisions........................................................54
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         18.3     Limitation on Contributions....................................................................54
         18.4     Increase in Compensation Limit.................................................................55
         18.5     Modification of Top-Heavy Rules................................................................55
         18.6     Direct Rollovers of Plan Distributions.........................................................56
         18.7     Rollovers From Other Plans.....................................................................57
         18.8     Rollovers Disregarded in Involuntary Cash-Outs.................................................57
         18.9     Repeal of Multiple Use Test....................................................................58
         18.10    Elective Deferrals:  Contribution Limitation...................................................58
         18.11    Catch-Up Contributions.........................................................................58
         18.12    Suspension Period Following Hardship Distribution..............................................58
         18.13    Distribution Upon Severance from Employment....................................................58
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                                 ESI 401(k) PLAN

                                   ARTICLE ONE
                            INTRODUCTION AND PURPOSE

The name of this Plan is the ESI 401(k) Plan (the "Plan"). The Plan is a continuation and complete restatement of the Plan originally established effective May 16, 1998. Except as otherwise provided in the Plan, the effective date of the Plan, as restated, is May 16, 1998. The Plan was established to benefit employees of ITT Educational Services, Inc. ("ESI"). Benefits under the Plan are comprised of benefits accrued under the Plan and benefits transferred from the ITT 401(k) Retirement Savings Plan (the "ITT Plan") to the Plan.

Participation in the Plan is available, as set forth in this Plan, to eligible employees of ESI and of such associated companies of ESI as may become participating companies under the Plan.

The Plan is a defined contribution plan under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and as such, is subject to the provisions of Titles I, II, and III, but not Title IV, of ERISA. Titles I, II, and III of ERISA include requirements for covered plans governing reporting, disclosure, participation, vesting, fiduciary responsibility, and enforcement. Title IV provides for plan termination insurance by the Federal government's Pension Benefit Guaranty Corporation. This insurance does not apply to defined contribution plans such as this Plan.

PURPOSE OF THE PLAN:

The Plan is designed to:

- supplement retirement income by encouraging employees to save on a regular and long-term basis;

-        provide employees with ownership of ESI securities;

- provide additional financial resources for emergencies and financial hardships; and

- provide employees additional incentives to continue their careers with ESI.

The Company may make contributions without regard to the existence or the amount of current and accumulated earnings and profits. Notwithstanding the foregoing, however, this Plan is designed to qualify as a profit sharing plan for all purposes of the Code.

                                   ARTICLE TWO
                                   DEFINITIONS

2.1 "ACCOUNTS" shall mean, with respect to any Member or Deferred Member, his or her Pre-Tax Investment Account, his or her After-Tax Investment Account, his or her Rollover Account, his or her Matching Contribution Account, his or her Retirement Contribution Account, his or her ESOP Account, and his or her ITT Floor Contribution Account.

2.2 "ACTUAL CONTRIBUTION PERCENTAGE" shall mean, with respect to a specified group of Employees referred to in Sections 6.2 and 6.3, the average of the ratios, calculated

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         separately for each Employee in that group, of (a) the Matching Company
         Contributions made for a Plan Year (excluding any Matching Company Contributions forfeited under the provisions of Sections 4.1 and 6.1), to (b) the Employee's Statutory Compensation for that Plan Year provided that, upon the direction of the Plan Committee, Statutory Compensation for a Plan Year shall only be counted if received during the period an Employee is a Member. The Actual Contribution Percentage shall be computed to the nearest one one-hundredth of one percent.

2.3 "ACTUAL DEFERRAL PERCENTAGE" shall mean, with respect to a specified group of Employees referred to in Sections 6.1 and 6.3, the average of the ratios, calculated separately for each Employee in that group, of
         (a) the sum of the Pre-Tax Savings made on the Employee's behalf for a Plan Year (including Pre-Tax Savings returned to a Highly-Compensated Employee under Section 4.1(c) and Pre-Tax Savings returned to any Employee pursuant to Section 4.1(d), (b) the Employee's Statutory Compensation for that Plan Year. Upon the direction of the Committee, Statutory Compensation for a Plan Year shall only be counted if received during the period an Employee is a Member. Such Actual Deferral Percentage shall be computed to the nearest one one-hundredth of one percent of the Employee's Statutory Compensation.

2.4 "ADJUSTMENT FACTOR" shall mean the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for calendar years beginning on or after January 1, 1988, and applied to such items and in such manner as the Secretary shall provide.

2.5 "ANNUAL DOLLAR LIMIT" shall mean $150,000, as adjusted by the Secretary of the Treasury to reflect cost of living adjustments in accordance with Section 401(a)(17)(B) of the Code.

2.6 "ASSOCIATED COMPANY" shall mean any subsidiary or other affiliate of ESI that is (a) a component member of a controlled group of corporations (as defined in Section 414(b) of the Code) that includes ESI as a component member, (ii) any trade or business under common control (as defined in Section 414(c) of the Code) with ESI, (iii) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Section 414(m) of the Code) that includes ESI, or (iv) any other entity required to be aggregated with ESI pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing, for purposes of the preceding sentence and Section 6.5 of the Plan, the definitions of Section 414(b) and (c) of the Code shall be modified as provided in Section 415(h) of the Code.

2.7 "AFTER-TAX INVESTMENT ACCOUNT" shall mean that portion of the Trust Fund that, with respect to any Member or Deferred Member, is attributable to (i) basic and supplemental after-tax contributions made to the ITT Plan prior to October 1, 1996, and transferred to the Trust Fund pursuant to Section 14.5, (ii) any amounts transferred from the ITT Plan to the Trust Fund attributable to any after-tax contributions made by the Member or Deferred Member to a qualified Plan and transferred to the ITT Plan pursuant to a Prior Plan Transfer, and
         (iii) any investment earnings and gains or losses on any of the aforementioned amounts.

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2.8      "BASIC PRE-TAX SAVINGS" shall mean the contributions made on a Member's behalf that are credited to his Pre-Tax Investment Account in accordance with Section 4.1(a)(iv)(1).

2.9 "BENEFICIARY" shall mean the beneficiary or beneficiaries designated from time to time by the Member or Deferred Member, on a form made available by the Committee for such purpose, to receive, in the event of the Member's or Deferred Member's death, the value of his or her Accounts at the time of his or her death. Except as hereinafter provided, in the case of a Member or Deferred Member who is married, the sole Beneficiary shall be the Member's or Deferred Member's spouse unless the spouse consents in writing on a form witnessed by a notary public to the designation of another person as Beneficiary. In the case of a Member or Deferred Member who incurs a divorce under applicable state law, the Member's or Deferred Member's designation of Beneficiary shall remain valid unless otherwise provided in a Qualified Domestic Relations Order or unless the Member or Deferred Member changes his or her Beneficiary or is subsequently remarried.

         If no valid beneficiary designation is in effect at the time of death of the Member, or if no person, persons, or entity so designated survives the Member, the Member's surviving spouse, if any, shall be the Beneficiary; otherwise the Beneficiary shall be the personal representative of the estate of the Member.

2.10 "BOARD OF DIRECTORS" shall mean the Board of Directors of ESI or of any successor to ESI by merger, purchase or otherwise.

2.11 "BREAK IN SERVICE" shall mean an event that shall occur as of the Member's Severance Date, if he or she is not reemployed by the Company or an Associated Company within one year after his or her Severance Date. However, if an Employee is absent from work immediately following his or her active employment, irrespective of whether the Employee's employment is terminated, because of a Parental Leave, or a FMLA Leave, a Break in Service shall occur only if the Member does not return to work within two years of his or her Severance Date. A Break in Service shall not occur during an approved leave of absence or during a period of military service that is included in the Employee's Service pursuant to Section 2.57. Notwithstanding the foregoing, solely for purposes of determining service for eligibility purposes, a Break in Service of one year shall occur if an employee who is employed on a temporary or less than full time basis does not complete more than 500 Hours of Service in the 12 month period beginning on the date on which he or she first completes an Hour of Service or any Plan Year beginning thereafter.

2.12 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and interpretive regulations. References to any section of the Code shall include any successor provision thereto.

2.13 "COMMITTEE" shall mean the committee established hereunder for the purposes of administering the Plan as provided in Article 13.

2.14     "COMPANY" shall mean:

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         (a)   ESI and any other entity succeeding to the business of ESI that assumes the obligations of the Company as specified in the Plan, with respect to its employees; and

         (b)   any Participating Employer with respect to its Employees.

         When used herein, the term Company shall collectively include ESI and any Participating Employer.

2.15 "COMPANY MATCHING CONTRIBUTION ACCOUNT" shall mean that portion of the Trust Fund that, with respect to any Member or Deferred Member, is attributable to (i) any Matching Company Contributions made on his or her behalf under this Plan, (ii) any amounts attributable to matching contributions made on his or her behalf and transferred to the Trust Fund from the ITT Plan, and (iii) any investment earnings and gains or losses on any of the aforementioned amounts.

2.16 "CONTINUOUS SERVICE" shall mean the aggregate period of time during which the employment relationship exists between an Employee and ESI or an Associated Company, determined as follows:

         (a) The period of time beginning on the date an Employee first performs an Hour of Service and ending on the Employee's Severance from Service date.

         (b) Any Period of Severance by reason of a quit, discharge or retirement, of less than 12 months; provided, however, that if an Employee is absent from service for a reason other than a quit, discharge, or retirement and subsequently incurs a Severance from Service as a result of a quit, discharge, or retirement, the Period of Severance shall be credited only if the Employee returns to ESI's or the Associated Company's service on or before the first anniversary of the date the Employee was first absent from service.

         (c) Any period of time beginning on the date the Employee first performs an Hour of Service after a Period of Severance and ending on the date the Employee again incurs a Severance from Service.

         (d) For purposes of aggregating periods of Continuous Service, 12 months of completed service shall equal one year of Continuous Service, and 30 days of completed service shall equal one month of Continuous Service.

2.17 "DEFERRED MEMBER" shall mean (i) a Member who has terminated employment with the Company and all Associated Companies and whose Vested Share will be deferred in accordance with Section 11.1, (ii) the spouse Beneficiary of a deceased Member or Deferred Member, or (iii) an alternate payee designated as such pursuant to a Qualified Domestic Relations Order.

2.18 "DISABILITY" shall mean, with respect to a Member, the total disability of the Member that would result in the Member qualifying for benefits under the LTD Plan had the Member been a participant in the LTD Plan. If a Member participates in the LTD Plan, then he or she shall be deemed totally disabled as determined by the insurance company

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         that administers the LTD Plan. If a Member does not participate in the
         LTD Plan, then he or she shall be deemed to be totally disabled if he or she would have been deemed totally disabled had he or she participated in the LTD Plan, as determined by the Committee. For purposes of this Plan, the effective date of disability shall be the later of the date of disability as defined in the LTD Plan or the date on which the applicable insurance company or Committee issues its determination of total disability.

2.19     "EFFECTIVE DATE" shall mean May 16, 1998.

2.20 "EMPLOYEE" shall mean an employee of the Company who is classified as a U.S. salaried payroll employee of the Company, who is paid from a payroll maintained in the continental United States, and who receives regular and stated compensation, other than a pension or a retainer. An Employee shall also mean a Non-U.S. Citizen Employee. However, except as the Board of Directors or the Committee, pursuant to authority delegated to it by the Board of Directors, may otherwise provide on a basis uniformly applicable to all persons similarly situated, and, except as specified in Section 2.39, no person shall be an Employee for purposes of the Plan:

         (a) who is covered for current service under a non-U.S. pension or savings plan of the Company or any Associated Company, or any other plan specified by the Board of Directors from time to time;

         (b) whose terms and conditions of employment are determined by a collective bargaining agreement with the Company that does not make this Plan applicable to him or her;

         (c)   who is a "leased employee";

         (d) who is a non-resident alien employed by the Company and who does not receive earned income that constitutes income from sources within the United States;

         (e) who is classified as an "independent contractor" or "consultant" by the Company, regardless of his or her classification by the IRS for tax withholding purposes;

         (f) effective for Plan Years ending before January 1, 2000, who is a college work study student; or

         (g)   effective January 1, 2000, who is a federal work study student.

         For purposes of (c) a "leased employee" is any person who performs services for another person, the "recipient," but who is not an employee of the recipient if (1) the services are provided pursuant to an agreement between the recipient and any other person, (2) the person has performed the services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and (3) the services are performed under the primary direction and control of the recipient. A leased employee will not be considered an employee of the recipient if (1) the employee is covered by a money purchase pension plan providing a non-integrated employer contribution rate of at least 10% of Statutory Compensation, immediate participation, and

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         full and immediate vesting and (2) leased employees do not constitute more than 20% of the recipient's non-highly compensated workforce.

2.21 "ENROLLMENT DATE" shall mean the first day of the first payroll period coincident with or next following the Effective Date with respect to a Member described in Section 3.1(a) or the first day of the first payroll period of the first complete month following the date a Member completes the eligibility requirements described in Section 3.1(b).

2.22 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and interpretive regulations.

2.23     "ESI" shall mean ITT Educational Services, Inc., a Delaware corporation

2.24     "ESI STOCK" shall mean common stock of ESI.

2.25 "ESOP ACCOUNT" shall mean that portion of the Trust Fund that, with respect to any Member or Deferred Member, is attributable to allocations made under the employee stock ownership plan portion of the Pre-Distribution ITT Plan.

2.26 "FMLA LEAVE" shall mean an Employee's absence from work to care for a spouse or an immediate family member with a serious illness or for the Employee's own illness pursuant to the Family and Medical Leave Act of 1993, as amended, and interpretive regulations.

2.27 "FUND" shall mean each separate investment fund in which contributions to the Plan are invested in accordance with Article Seven.

2.28 "HARDSHIP" shall mean an immediate and heavy financial need that is determined by the Committee to satisfy all of the conditions specified in Section 9.3(c) and (d).

2.29     "HIGHLY-COMPENSATED EMPLOYEE" shall mean:

         (a) With respect to a Plan Year, any employee of the Company or an Associated Company (whether or not eligible for membership in the Plan) who

               (i) was a five percent owner for that Plan Year or the prior Plan Year, or

               (ii) for the preceding Plan Year received Statutory Compensation in excess of $80,000 multiplied by the Adjustment Factor.

         (b) Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Company or an Associated Company that constitutes income from sources within the United States shall be disregarded for all purposes of this
               Section 2.29.

         (c) The provisions of this Section shall be further subject to such additional requirements as described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

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2.30     "HOUR OF SERVICE" shall mean, with respect to any applicable computation period,

         (a) each hour for which the employee is paid or entitled to payment for the performance of duties for the Company or an Associated Company,

         (b) each hour for which an employee is paid or entitled to payment by the Company or an Associated Company on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period;

         (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Associated Company, excluding any hour credited under (a) or (b), which shall be credited to the computation period or periods to which the award, agreement, or payment pertains, rather than to the computation period in which the award, agreement, or payment is made; and

         (d) solely for purposes of determining whether an employee has incurred a Break in Service, each hour for which the employee would normally be credited under paragraph (a) or (b) during a Parental Leave or FMLA Leave. However, the number of hours credited under this paragraph (d) during a Parental Leave shall not exceed 501 hours in any single continuous period,

               No hours shall be credited on account of any period during which the employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws. The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Section 2530.200b-2.

2.31 "ITT FLOOR CONTRIBUTION ACCOUNT" shall mean that portion of the Trust Fund that, with respect to any Member or Deferred Member, is attributable to (i) any employer contributions other than matching contributions made to the ITT Plan before October 1, 1996, and transferred to the Trust Fund pursuant to Section 14.5; (ii) any amounts transferred from the ITT Plan to the Trust Fund attributable to certain employer contributions other than matching contributions made on his or her behalf and transferred to the ITT Plan pursuant to a Prior Plan Transfer; and (iii) any investment earnings and gains or losses on any of the aforementioned amounts.

2.32 "ITT PLAN" shall mean the ITT 401(k) Retirement Savings Plan, formerly known as the ITT Corporation Investment and Savings Plan for Salaried Employees.

2.33     "LTD PLAN" shall mean the ESI Long-Term Disability Plan.

2.34 "MATCHING COMPANY CONTRIBUTIONS" shall mean a contribution made pursuant to Section 5.1.

2.35 "MEMBER" shall mean (1) any person who has become a Member as provided in Article Three, and (2) for purposes of Sections 2.52, 2.53 and 4.6, and Article X, any

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         other person who has made a Rollover Contribution pursuant to Section
         4.6(a)(i) but has not yet met the eligibility requirements for membership.

2.36 "NON-HIGHLY-COMPENSATED EMPLOYEE" means for any Plan Year an employee of the Company or an Associated Company who is not a Highly-Compensated Employee for that Plan Year.

2.37 "NON-U.S. CITIZEN EMPLOYEE" shall mean any person who is classified as a salaried corporate payroll Employee by the Company and who is:

         (a)   not a citizen of the United States,

         (b) paid from a payroll maintained in the continental United States, and

         (c) employed by the Company in a permanent position (as distinguished from a temporary assignment) in the continental United States, even though such person may be covered under a retirement plan of the Company other than those enumerated in Section 2.19(a), provided that upon such person's reassignment outside the continental U.S., the participation under this Plan of such person shall cease.

2.38 "OFFERING DATE" shall mean the date of the underwritten public offering by ESI pursuant to a registration statement on Form S-3 filed with the Securities Exchange Commission on February 13, 1998.

2.39 "PARENTAL LEAVE" shall mean an Employee's absence from work because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following that birth or placement.

2.40 "PARTICIPATING EMPLOYER" shall mean, in addition to ESI, any Associated Employer that has, by appropriate written action of the Board of Directors or by a designated officer of ESI pursuant to authorization delegated to him or her by the Board of Directors, has been designated as a Participating Employer, and the board of directors of any such subsidiary or affiliated company shall have taken appropriate action to adopt the Plan.

         To the extent that the Board of Directors or designated officer of ESI, as appropriate, shall have authorized and established in writing the basis for recognition under the Plan of service with a predecessor corporation(s), if any, reference in this Plan to service with a Participating Employer shall include service with the predecessor corporation(s) of the Participating Employer, provided that all or part of the business and assets of any such corporation shall have been acquired by ESI or by a Participating Employer.

2.41 "PERIOD OF SEVERANCE" shall mean a period of time that begins on the Severance from Service date and ends on the date on which an Employee again performs an Hour of Service.

2.42 "PLAN" shall mean the ESI 401(k) Plan, set forth herein or as amended from time to time.

2.43     "PLAN YEAR" shall mean the calendar year.

2.44 "PRE-DISTRIBUTION ITT" shall mean ITT Corporation (a Delaware corporation), as constituted.

2.45 "PRE-DISTRIBUTION ITT PLAN" shall mean the ITT Corporation Investment and Savings Plan for Salaried Employees, as in effect on the date immediately preceding the effective date of the ITT Plan.

2.46 "PRE-TAX INVESTMENT ACCOUNT" shall mean that portion of the Trust Fund that, with respect to any Member or Deferred Member, is attributable to
         (i) Basic Pre-Tax Savings, (ii) Supplemental Pre-Tax Savings, (iii) any amounts attributable to any pre-tax contributions made on his or her behalf to a qualified plan and transferred to the Trust Fund from the ITT Plan pursuant to Section 14.5, and (iv) earnings and gains or losses on any of the aforementioned amounts.

2.47 "PRE-TAX SAVINGS" shall mean those contributions made on a Member's behalf pursuant to Section 4.1.

2.48 "PRIOR PLAN TRANSFER" shall mean that portion of the After-Tax Investment Account, Pre-Tax Investment Account, Company Matching Contribution Account, Company Retirement Account, ITT Floor Contribution Account, or Rollover Account of any Member or Deferred Member that is attributable to amounts transferred on his or her behalf to the ITT Plan from the trust of another qualified profit sharing or other defined contribution plan.

2.49 "QUALIFIED DOMESTIC RELATIONS ORDER" shall mean a qualified domestic relations order as defined in Code Section 414(p).

2.50 "RETIREMENT CONTRIBUTION ACCOUNT" shall mean that portion of the Trust Fund that, with respect to any Member or Deferred Member is attributable to (i) any Floor Contributions (ii) any contributions and investment earnings thereon to the extent such amounts were attributable to company contributions other than matching contributions made on his or her behalf on or after October 1, 1996, and transferred to the Trust Fund from the ITT Plan pursuant to Section 14.5, and (iii) any investment earnings and gains or losses on any of the aforementioned amounts.

2.51     "RETIREMENT CONTRIBUTIONS" shall mean a contribution made pursuant to
         Section 5.2.

2.52 "ROLLOVER ACCOUNT" shall mean that portion of the Trust Fund that, with respect to any Member or Deferred Member, is attributable to (i) Rollover Contributions, (ii) any rollover contributions and investment earnings thereon transferred to the Trust Fund from the ITT Plan, and
         (iii) any investment earnings and gains or losses on any of the aforementioned amounts.

2.53 "ROLLOVER CONTRIBUTIONS" shall mean those contributions made by an Employee or a Member pursuant to Section 4.6.

2.54 "SALARY" shall mean, with respect to an Employee for a Plan Year beginning on or after January 1, 2001, the Employee's wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Company to the extent that the amounts are included in gross income, but excluding bonuses (other than retention bonuses). "Salary" specifically includes retention bonuses and lump sum vacation pay, and specifically excludes curriculum development pay, settlement agreement pay, lieu of notice pay, and severance pay. "Salary" also includes amounts contributed by the Company pursuant to a salary reduction agreement that are not includible in the gross income of the Member under section 125, 457, 402(h), 403(b), or 402(e)(3) of the Code, and Employee
         contributions described in section 414(h)(2) of the Code that are treated as Employer contributions. Salary does not include, whether or not included in gross income, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses (including settling in allowances), nonqualified deferred compensation, welfare benefits, or amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. "Salary" shall mean, with respect to an Employee for a Plan Year beginning prior to January 1, 2001, the basic cash remuneration paid to the Employee for services rendered to the Company, determined prior to any reduction pursuant to
         Section 4.1 or pursuant to a cafeteria plan under Section 125 of the Code, plus certain commissions, overtime, sick pay, vacation pay, holiday pay, jury duty pay, and shift differentials, but excluding any compensation deferred under a deferred compensation plan, bonuses, and all other forms of special pay except to the extent otherwise deemed "salary" for purposes of the Plan under such nondiscriminatory rules as are adopted by the Committee or the Board of Directors with respect to all Members. Salary shall not exceed the Annual Dollar Limit for any Plan Year.

2.55 "SEVERANCE DATE" shall mean the date an Employee is considered by the Company to have severed his or her employment with the Company and all Associated Companies as defined pursuant to the provisions of Section 2.57.

2.56 "SEVERANCE FROM SERVICE" occurs on the earlier of the following two dates:

         (a)   The date the Employee quits, is discharged, retires or dies; or

         (b)   The later of:

               (i) the first anniversary of the first day the Employee is absent from the service of ESI or an Associated Company for a reason not enumerated in paragraph (a);

               (ii) the expiration of an authorized leave of absence, provided the Employee does not return to the service of ESI or an Associated Company following the expiration of the leave of absence;

               (iii) in the case of an absence due to maternity or paternity leave for reason of the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee, or the caring for a child for a period immediately following birth or placement, the second anniversary of the date the absence commences; or

               (iv) any period of military service in the Armed Forces of the United States required to be credited by law; provided, however, that the Employee does not return to the service of ESI or an Associated Company within the period the Employee's reemployment rights are protected by law.

2.57 "SERVICE" shall mean the period of elapsed time beginning on the date an Employee commences employment with the Company or any Associated Company or predecessor company, subsidiary, or affiliate of ESI, and ending on his or her most recent Severance Date, which shall be the earlier of (a) the date he or she quits, is discharged, retires, or dies or (b) the first anniversary of the date on which he or she is first absent from service, with or without pay, for any reason such as vacation, sickness, disability, layoff, or leave of absence. If an Employee terminates employment and is later reemployed within 12 months of the earlier of (i) his or her date of termination or (ii) the first day of an absence from service immediately preceding his or her date of termination, the period of Service between his or her Severance Date and his or her reemployment date shall be included in his or her Service. With respect to service for purposes of the vesting schedule in Section 5.4, if an Employee terminates and is later reemployed after incurring a Break in Service, his or her period of Service prior to his or her Break in Service shall be included in his or her Service.

         Under the circumstances hereinafter stated and upon such conditions as the Committee shall determine on a basis uniformly applicable to all Employees similarly situated, the period of Service of an Employee shall be deemed not to be interrupted by an absence of the type hereinafter stated, and the period of such absence shall be included in determining the length of an Employee's Service:

               (i) if a leave of absence has been authorized by the Company or any Associated Company, for the period of such authorized leave of absence only; or

               (ii) if an Employee enters service in the armed forces of the United States and if the Employee's right to reemployment is protected by the Selective Service Act or any similar law then in effect and if the Employee returns to regular employment within the period during which the right to reemployment is protected by any such law.

         Notwithstanding the foregoing, the period of an Employee's employment rendered prior to the Effective Date that was recognized or would have been recognized under the ITT Plan as in effect on the Effective Date as eligibility service or vesting service shall be recognized as service under this Plan for purposes of vesting and eligibility purposes, whichever is applicable.

         Notwithstanding the foregoing, for purposes of eligibility for membership in the Plan provided in Article Three, an Employee whose employment with the Company or an Associated Company is on a temporary or less than full-time basis shall be credited with a year of Service if he or she completes at least 1,000 Hours of Service in a twelve consecutive month period of employment measured from the date on which the Employee's Service commences or from the beginning of any subsequent Plan Year. After such an Employee has become a Member of the Plan as provided in Article Three, Service for purposes of meeting the requirements for vesting shall be determined in accordance with the preceding paragraphs of this Section 2.57.

         Notwithstanding any Plan provision to the contrary, in the case of any person who is a leased employee, as defined in Code Section 414(n), before or after a period of service as an Employee, the entire period during which he or she has performed services for the Company or an Associated Company as a leased Employee shall be counted as service as an employee for all purposes of the Plan except that he or she shall not by reason of that status become a Member of the Plan.

2.58 "STATUTORY COMPENSATION" shall mean the wages, salaries, and other amounts paid in respect of an employee for services actually rendered to the Company or an Associated Company, including by way of example, overtime, bonuses, and commissions, but excluding deferred compensation, stock options and other distributions that receive special tax benefits under the Code. For purposes of determining Highly-Compensated Employees under Section 2.29, key employees under
         Section 17.1, and minimum benefits under Section 17.3, Statutory Compensation shall include Pre-Tax Savings and amounts contributed on a Member's behalf on a salary reduction basis that are not includible in the gross income of the employee under Section 125, 402(h), 132(f)(4), 457 or 403(b) of the Code. For all other purposes, Statutory Compensation shall also include the amounts referred to in the preceding sentence, unless the Committee directs otherwise for a particular Plan Year. Statutory Compensation shall not exceed the Annual Dollar Limit, provided that the Annual Dollar Limit shall not be applied in determining Highly-Compensated Employees under Section 2.29.

2.59 "SUPPLEMENTAL PRE-TAX SAVINGS" shall mean the contributions made on a Member's behalf that are credited to his or her Pre-Tax Investment Account in accordance with Section 4.1(a)(iv)(2).

2.60 "TERMINATION OF EMPLOYMENT" shall mean separation from employment with the Company and all Associated Companies, as determined by the Company, for any reason, including, but not limited to, retirement, death, Disability, resignation, or dismissal; provided, however, that a transfer in employment between the Company and any Associated Company shall not be deemed to be Termination of Employment. With respect to any leave of absence and any period of service in the armed forces of the United States, Section 2.57 shall govern.

2.61 "TRUST FUND" shall mean the aggregate funds held by the Trustee under the trust agreement or agreements established for the purposes of this Plan and consisting of the Funds as described in Article Seven.

2.62 "TRUSTEE" shall mean the Trustee or Trustees at any time acting as such under the trust agreement or agreements established for the purposes of this Plan.

2.63 "VALUATION DATE" shall mean the date or dates in each calendar month on which any valuation is made, as determined under Committee procedures established pursuant to Section 8.8.

2.64 "VESTED SHARE" shall mean, with respect to a Member or Deferred Member, that portion of his or her Accounts vested in accordance with the terms of Sections 4.5 and 5.4.

                                  ARTICLE THREE
                                   MEMBERSHIP

3.1      MEMBERSHIP.

         (a) Each Employee who is a member or deferred member under the ITT Plan on the Effective Date shall become a Member or Deferred Member, whichever is applicable, under the Plan on the Effective Date.

         (b) Every other Employee shall become a Member as of the first Enrollment Date following the date in which he or she has completed a year of Service, provided he or she is then an Employee.

         (c) Effective with respect to each Employee who completes an Hour of Service on or after January 1, 2002, but who has not become a Member pursuant to Section 3.1(a) or (b) before January 1, 2002, the Employee shall become a Member as of the first day of the month following the date he or she has completed three months of Continuous Service. If an Employee incurs a Severance from Service before completing three months of Continuous Service, thereafter incurs at least a 12-month Period of Severance and is then reemployed, his Period of Severance will not be counted as Continuous Service in determining the date he completes three months of Continuous Service after his reemployment. If an Employee incurs a Severance from Service before completing three months of Continuous Service, thereafter incurs a Period of Severance of less than 12 months and is then reemployed, his Period of Severance will be counted as Continuous Service in determining the date he completes three months of Continuous Service after his reemployment. A former Employee who has previously completed three months of Continuous Service but who has not become a Member will become a Member as of the first day of the month on or after the date he has completed an Hour of Service upon his reemployment. An Employee who becomes a Member and incurs a 12-month Period of Severance will again become a Member on the date he first completes an Hour of Service after his reemployment. Notwithstanding the preceding provisions, the period of an Employee's employment prior to January 1, 2002 that was recognized as eligibility service under the terms of the Plan then in effect will be recognized as eligibility service on January 1, 2002. Recognition of service will be in accordance with the transition rules set forth in Treasury Regulation section 1.410(a)-7.

         (d) Notwithstanding Sections 3.1(a), (b) and (c), if, due to an error, a non-Highly-Compensated Employee begins membership in the Plan on a date before the date prescribed in Sections 3.1(a), (b) or (c), whichever is applicable ("early date"), the Employee will become a Member as of the early date. Each Employee who becomes a Member on an early date shall be identified in Schedule A to the Plan. Schedule A, as amended from time to time, is a part of the Plan.

3.2 REHIRED MEMBER. Any rehired Employee who at the time of his or her Termination of Employment was a Member of this Plan will again become a Member as soon as practicable after the Employee's reemployment date but no later than the first day of the first payroll period of the first complete month following the date of the Employee's rehire (his or her "reenrollment date").

         Such a rehired Employee shall once again become a Member hereunder entitled to Floor Contributions under Section 5.2 as of his or her reenrollment date and shall be eligible to have Pre-Tax Savings made on his or her behalf pursuant to the provisions of Section 4.1 as soon as administratively practicable following his or her reenrollment date.

3.3      TRANSFERRED MEMBERS.

         (a) Notwithstanding any Plan provision to the contrary, a Member who remains in the employ of the Company or an Associated Company but ceases to be an Employee shall continue to be a Member of the Plan but shall not be eligible to receive allocations of Pre-Tax Savings, Matching Contributions, or Retirement Contributions while his employment status is other than as an Employee.

         (b) An individual who transfers from the status of an employee ineligible for Plan membership to an Employee eligible for membership shall become a Member on the later of (i) on the first Enrollment Date following the month in which he or she completes the requirements set forth in Section 3.1(b), or (ii) as soon as practicable after the date the individual becomes an Employee, but no later than the first day of the first payroll period of the first complete month following the date he or she becomes an Employee (his or her "reenrollment date").

3.4 TERMINATION OF MEMBERSHIP. A Member's membership shall terminate on his or her Severance Date. A Deferred Member's membership shall terminate when all benefits to which he or she is entitled under the Plan are distributed to him or her.

                                  ARTICLE FOUR
                              MEMBER CONTRIBUTIONS

4.1      MEMBER PRE-TAX SAVINGS

         (a)   (i)   Except as otherwise provided in Section 3.3, each Member
                     shall have his or her Salary reduced by 2%, and that amount shall be contributed on his or her behalf to the Plan by the Company as Pre-Tax Savings until and unless the Member elects in accordance with the procedures and within the time period prescribed by the Committee, to receive that Salary directly from the Company in cash. This reduction in Salary shall commence as soon as administratively practicable following (1) the Member's Enrollment Date or
                     (2) the Member's reenrollment date, as defined in Article
                     Three, and shall be applied to Salary that could have been subsequently received by the Member. With respect to Salary for

                     Plan Years beginning prior to January 1, 2002, the Member may elect, subject to the provisions of paragraphs (b) through (d) below, to increase the reduction of his or her subsequent Salary, in increments of 1%, up to a total of 16%, and have that amount contributed on his or her behalf to the Plan by the Company as Pre-Tax Savings. With respect to Salary for Plan Years beginning on or after January 1, 2002, the Member may elect, subject to the provisions of paragraphs (b) through (d) below, to increase or decrease the reduction of his or her subsequent Salary, in increments of 1%, down to a total of 1%, or up to an unlimited total percent, and have that amount contributed on his or her behalf to the Plan by the Company as Pre-Tax Savings. An election shall be effective with the first payroll period on or after the date as of which the election is to apply or as soon as administratively practicable thereafter.

               (ii) Prior to January 1, 2002, a Member who elects to receive the 2% of Salary described in the above paragraph (i) directly from the Company in cash, may elect at a later date, subject to the provisions of paragraphs (b) and (d) below, to have his or her subsequent Salary reduced by at least 2%, but no more than 16%, in increments of 1%, and have that amount contributed to the Plan by the Company that employs the Member. Effective January 1, 2002, a Member who elects to receive the 2% of Salary described in the above paragraph (i) directly from the Company in cash, may elect at a later date, subject to the provisions of paragraphs (b) and (d) below, to have his or her subsequent Salary reduced by at least 1%, or up to an unlimited total percent, in increments of 1%, and have that amount contributed to the Plan by the Company that employs the Member. The election shall be effective with the first payroll period on or after the date as of which the election is to apply or as soon as administratively practicable thereafter.

               (iii) From time to time and in order to comply with Section
                     401(k)(3) of the Code, the Committee may impose a limitation on the extent to which a Member who is a Highly-Compensated Employee may reduce his or her Salary in accordance with this Section, based on the Committee's reasonable projection of savings rates of Members who are not Highly-Compensated Employees.

               (iv)  A Member's Pre-Tax Savings shall consist of the following.

                     (1) Basic Pre-Tax Savings - Contributions under this Section that are not in excess of 5% of the Member's Salary for the payroll processing period for which the contributions are made shall be known as Basic Pre-Tax Savings and shall be credited to his or her Pre-Tax Investment Account; and

                     (2) Supplemental Pre-Tax Savings - Contributions under this Section, that are in excess of the maximum allowed under the preceding subparagraph (1) shall be known as Supplemental Pre-Tax Savings and shall be credited to a Member's Pre-Tax Investment Account.

                          Supplemental Pre-Tax Savings may also include amounts credited on a Member's behalf under the ITT Plan and transferred to this Plan pursuant to Section 14.5.

         Any Pre-Tax Savings shall be paid to the Trustee as soon as practicable but no later than the 15th business day of the month following the month in which the amounts would otherwise have been payable to the Member in cash.

         (b) In no event shall the Member's Pre-Tax Savings and similar contributions made on his or her behalf by the Company or an Associated Company to all plans, contracts, or arrangements subject to the provisions of Section 401(a)(30) of the Code in any calendar year exceed $7,000 multiplied by the Adjustment Factor. If a Member's Pre-Tax Savings in a calendar year reach that dollar limitation, his or her election of Pre-Tax Savings for the remainder of the calendar year will be canceled. As of the first payroll period of the calendar year following that cancellation, the Member's election of Pre-Tax Savings shall again become effective in accordance with his or her previous election.

         (c) In the event that the sum of the Pre-Tax Savings and similar contributions to any other qualified defined contribution plan maintained by the Company or an Associated Company exceeds the dollar limitation in Section 4.1(b) for any calendar year, the Member shall be deemed to have elected a return of Pre-Tax Savings in excess of that limit ("excess deferrals") from this Plan. The excess deferrals, together with investment income, shall be returned to the Member no later than the April 15 following the end of the calendar year in which the excess deferrals were made. The amount of excess deferrals to be returned for any calendar year shall be reduced by any Pre-Tax Savings previously returned to the Member under Section 6.1 for that calendar year. In the event any Pre-Tax Savings returned under this paragraph (c) were matched by Matching Company Contributions under Section 5.1, those Matching Company Contributions, together with investment income, shall be forfeited and used to reduce Company contributions.

         (d) If a Member makes tax-deferred contributions under another qualified defined contribution plan maintained by an employer other than the Company or an Associated Company for any calendar year and those contributions when added to his or her Pre-Tax Savings exceed the dollar limitation under Section 4.1(b) for that calendar year, the Member may allocate all or a portion of those excess deferrals to this Plan. In that event, the excess deferrals, together with investment income, shall be returned to the Member no later than the April 15 following the end of the calendar year in which the excess deferrals were made. However, the Plan shall not be required to return excess deferrals unless the Member notifies the Plan Committee, in writing, by March 1 of that following calendar year, of the amount of the excess deferrals allocated to this Plan. The amount of any such excess deferrals to be returned for any calendar year shall be reduced by any Pre-Tax Savings previously returned to the Member under
               Section 6.1 for that calendar year. In the event any Pre-Tax Savings returned under this paragraph (d) were matched by Matching Company Contributions under Section 5.1, those

               Matching Company Contributions, together with investment income, shall be forfeited and used to reduce Company contributions.

4.2      CHANGE IN CONTRIBUTIONS. The percentage of Salary designated under
         Section 4.1 shall automatically apply to increases and decreases in a Member's Salary. A Member may elect to change the rate of his or her Salary reduction in accordance with the administrative procedures and within the time period prescribed by the Committee. The change shall be effective as of the first payroll period of the month following the expiration of the notice period or as soon as administratively practicable thereafter.

4.3      SUSPENSION AND RESUMPTION OF MEMBER PRE-TAX SAVINGS.

         (a) A Member may suspend his or her deferrals under Section 4.1 at any time in accordance with the administrative procedures and within the time period prescribed by the Committee. The suspension will become effective as of the later of the immediately succeeding payroll period or as soon as administratively practicable following the date notice is received by the Committee.

         (b) A Member who suspends his or her savings in accordance with paragraph (a) may resume his or her deferrals under Section 4.1, in accordance with the administrative procedures and within the time period prescribed by the Committee, as of the first payroll period following the expiration of the notice period or as soon as administratively practicable thereafter.

4.4 NO AFTER-TAX CONTRIBUTIONS. No after-tax contributions shall be required or permitted under the Plan. After-tax contributions made or held under the ITT Plan and transferred to this Plan pursuant to
         Section 14.5 shall be held in the Member's or Deferred Member's After-Tax Investment Account.

4.5 VESTING OF MEMBER'S AND DEFERRED MEMBER'S CONTRIBUTIONS. Each Member's and Deferred Member's Pre-Tax Investment Account and After-Tax Investment Account shall at all times be fully vested.

4.6      ROLLOVER CONTRIBUTIONS.

         (a)   (i)   With the permission of the Committee and without regard to any limitations on contributions set forth in this Article
                     Four, the Plan may receive from a Member, or an Employee who has not yet met the eligibility requirements for membership, in cash, any amount previously received (or deemed to be received) by him or her from another qualified plan.

               (ii) If a Member terminates employment and is subsequently rehired by the Company, with the permission of the Committee, the Plan may receive from the Member any amount previously received (or deem to be received) by him or her from this Plan as a result of his or her termination of employment.

               (iii) The Plan may receive such amounts either directly from the
                     Member or Employee or from an individual retirement account or a qualified plan in the form of a direct rollover.

         (b) Notwithstanding the foregoing, the Plan shall not accept any amount unless the amount is eligible to be rolled over to a qualified trust in accordance with applicable law, and the Member or Employee provides evidence satisfactory to the Committee that the amount qualifies for rollover treatment. Unless received by the Plan in the form of a direct rollover, the Rollover Contribution must be paid to the Trustee on or before the 60th day after the day it was received by the Member or Employee.

         (c) A Member's and Deferred Member's Rollover Account shall at all times be fully vested.

4.7      CONTRIBUTIONS DURING PERIOD OF MILITARY LEAVE.

         (a) Notwithstanding any provision of this Plan to the contrary, contributions and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         (b) Without regard to any limitations on contributions set forth in this Plan, a Member who is credited with Service because of a period of service in the uniformed services of the United States may elect to contribute to the Plan the Pre-Tax Savings that could have been contributed to the Plan in accordance with the provisions of the Plan had he or she remained continuously employed by the Company throughout that period of absence ("make-up contributions"). The amount of make-up contributions shall be determined on the basis of the Member's Salary in effect immediately prior to the period of absence and the terms of the Plan at that time. Any Pre-Tax Savings so determined shall be limited as provided in Sections 4.1 and 5.1 with respect to the Plan Year or Plan Years to which the contributions relate rather than the Plan Year or Plan Years in which payment is made. Any payment to the Plan described in this paragraph shall be made during the period, beginning with the date of reemployment, the duration of which is the lesser of three times the period of absence or five (5) years. Earnings (or losses) on make-up contributions shall be credited commencing with the date the make-up contribution is made in accordance with the provisions of Articles 3 and 4.

         (c) All contributions under this Section 4.7 are considered "annual additions," as defined in Section 415(c)(2) of the Code and shall be limited in accordance with the provisions of Section 6.5 with respect to the Plan Year or Plan Years to which the contributions relate rather than the Plan Year in which payment is made.

                                  ARTICLE FIVE
                              COMPANY CONTRIBUTIONS

5.1 MATCHING COMPANY CONTRIBUTIONS. The Company shall contribute to the Plan on behalf of each of its Members who elects to make Basic Pre-Tax Savings, a Matching

         Company Contribution each payroll processing period. Effective for payroll processing periods prior to January 1, 2002, the Matching Company Contribution amount is equal to 50 percent of the first 5 percent of the Member's Salary contributed to the Plan as Basic Pre-Tax Savings on behalf of the Member during each payroll processing period. Effective for payroll processing periods on or after January 1, 2002, the Matching Company Contribution amount is equal to 100 percent of the first 1 percent, and 50 percent of the next 4 percent, of the Member's Salary contributed to the Plan as Basic Pre-Tax Savings on behalf of the Member during each payroll processing period. In no event, however, shall the Matching Company Contributions pursuant to this Section exceed 2.5 percent, or effective January 1, 2002, 3.0 percent of the Member's Salary while a Member with respect to any Plan Year. The Matching Company Contributions with respect to a Member shall be paid into the Trust Fund and credited to the Member's Company Matching Contribution Account as soon as practicable. No Matching Company Contributions shall be made with respect to a Member's Supplemental Pre-Tax Savings. Notwithstanding the foregoing, Matching Company Contributions shall not be made in respect of a Member's Basic Pre-Tax Savings that are made during a suspension period following a withdrawal prior to Termination of Employment as provided in Sections 9.2 or 9.3. Matching Company Contributions are made expressly conditional on the Plan satisfying the provisions of Section 4.1, 6.1, 6.2, and 6.3. If any portion of the Basic Pre-Tax Savings to which the Matching Company Contribution relates is returned to the Member under Section 4.1, 6.1, or 6.3, the corresponding Matching Company Contribution shall be forfeited, and if the amount of the Matching Company Contribution is deemed an excess aggregate contribution under Section 6.2 or 6.3, the amount shall be forfeited in accordance with that Section.

5.2 RETIREMENT CONTRIBUTIONS. Effective January 1, 2002, Retirement Contributions shall be eliminated. For payroll processing periods prior to January 1, 2002, except as otherwise provided in Section 3.3, each payroll processing period, the Company shall contribute to the Trust Fund, with respect to each Member, a Retirement Contribution in an amount equal to 1% of the Member's Salary for the corresponding payroll processing period. Retirement Contributions shall be credited to the Member's Retirement Contribution Account and paid to the Trustee as soon as practicable.

5.3      MODE OF PAYMENT AND VALUATION OF ESI STOCK CONTRIBUTED.

         (a) Company contributions under Sections 5.1 and 5.2 shall be made as the Company shall determine, in cash or in ESI Stock, including treasury shares or newly issued shares of ESI Stock previously authorized but unissued.

         (b) Company contributions made in cash shall be used to acquire ESI Stock. However, the Trustee in its discretion, may hold such amounts in cash consistent with its obligations as Trustee, as it deems advisable in accordance with the provisions of the trust agreement. In the case of Company contributions made in cash, the Trustee may purchase ESI Stock from the Company or any other source, and the stock may be treasury shares or newly issued shares of ESI Stock previously authorized but unissued; provided, however, that in no event shall a commission be charged with respect to a purchase of ESI Stock from the Company.

         (c) For the purpose of determining the value of ESI Stock under the Plan, in the event the stock is traded on a national securities exchange, the stock shall be valued at the average of the highest and lowest quoted selling price of ESI Stock on the New York Stock Exchange composite tape on the day the stock is delivered to the Trustee, provided that at least one sale of the stock took place on the exchange on that date, but if there was no sale on that date, then on the basis of the average of the highest and lowest quoted price on the nearest day before the delivery date upon which at least one sale of the stock took place on the exchange. In the event that ESI Stock is not traded on a national securities exchange, the shares shall be valued in good faith by an independent appraiser selected by the Trustee and meeting requirements similar to those in the regulations prescribed under
               Section 170(a)(1) of the Code.

5.4 VESTING. A Member who does not complete an Hour of Service on or after January 1, 2002 shall be vested in, and have a nonforfeitable right to, his or her Company Matching Contribution Account in accordance with the following schedule:

                                                             NONFORFEITABLE
                    YEARS OF SERVICE                           PERCENTAGE
                    Less than 1 year                                0%
                 1 but less than 2 years                           20%
                 2 but less than 3 years                           40%
                 3 but less than 4 years                           60%
                 4 but less than 5 years                           80%
                     5 or more years                              100%

         A Member who completes an Hour of Service on or after January 1, 2002 shall be vested in, and have a nonforfeitable right to, his or her Company Matching Contribution Account in accordance with the preceding schedule, or the following schedule, whichever results in the greater nonforfeitable percentage for the Member:

                                                             NONFORFEITABLE
                  YEARS OF SERVICE                             PERCENTAGE
                 Less than 3 years                                 0%
                 3 or more years                                  100%

         Notwithstanding the foregoing schedules, a Member shall immediately be fully vested in his or her Company Matching Contribution Account if, while employed by the Company or an Associated Company, the Member dies, incurs a Disability, or attains age 65, or in the event of Plan termination or complete discontinuance of Company contributions.

         A Member who shall have performed services for Pre-Distribution ITT at any time between June 30, 1995 and December 19, 1995, shall be fully vested in the balance (determined at the later date), of his or her ESOP Account and his or her Company Matching Contribution Account, except with respect to the portion of his or her Company

         Matching Contribution Account that is attributable to matching contributions made for periods after the date immediately preceding December 19, 1995.

         In the case of a Member or Deferred Member who shall not have performed services for Pre-Distribution ITT between June 30, 1995 and December 19, 1995, balances in his or her ESOP Account and Company Matching Contribution Account that were forfeited under Section 5.5(a) of the Pre-Distribution ITT Plan shall remain forfeited, except to the extent restored pursuant to Section 11.6 of this Plan on account of subsequent employment with the Company or an Associated Company.

         Each Member and Deferred Member shall, at all times, be fully vested in his or her Retirement Contribution Account and his or her ITT Floor Contribution Account.

5.5      FORFEITURES.

         (a) In the event of Termination of Employment of a Member, the portion of the Member's Company Matching Contribution Account in which he or she is not vested in accordance with Section 5.4 shall not be forfeited until the Member has a Break in Service of five years or receives a distribution of the entire Vested Share of his or her Accounts, if earlier. However, if he or she is reemployed by the Company or Associated Company prior to the expiration of a period of Break in Service of five years, the provisions of Section 11.6 shall apply. If the amount of the Vested Share of a Member's Company Matching Contribution Account at the time of his or her Termination of Employment is zero, the Member shall be deemed to have received a distribution of that zero vested benefit.

         (b) As soon as practicable after an event giving rise to a forfeiture has occurred, the amount of any forfeiture under the foregoing subdivision of this Section 5.5, reduced by any forfeited amounts restored to a Member's Accounts, shall be applied to reduce future Company contributions under the Plan and/or to pay Plan expenses pursuant to the provisions of Section 16.2.

         (c) In the event of the termination of the Plan, any forfeitures not previously applied in accordance with the foregoing provisions of this Section shall be credited proportionately to the Accounts of all Members as provided in Section 14.2(b).

                                   ARTICLE SIX
                          LIMITATIONS ON CONTRIBUTIONS

6.1      ACTUAL DEFERRAL PERCENTAGE TEST.

         (a) With respect to each Plan Year, the Actual Deferral Percentage for that Plan Year for Highly-Compensated Employees who are Members for that Plan Year shall not exceed the Actual Deferral Percentage for the preceding Plan Year for all Non-Highly-Compensated Employees who are Members for the preceding Plan Year multiplied by 1.25. If the Actual Deferral Percentage for those Highly-Compensated Employees does not meet the foregoing test, the Actual Deferral Percentage for such Highly-Compensated Employees for that Plan Year may not exceed the Actual Deferral Percentage for the preceding Plan Year for all Non-

               Highly-Compensated Employees who are Members for the preceding Plan Year by more than two percentage points, and the Actual Deferral Percentage for those Highly-Compensated Employees for the Plan Year may not be more than 2.0 times the Actual Deferral Percentage for the preceding Plan Year for all Non-Highly-Compensated Employees who are Members for the preceding Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 6.3). Notwithstanding the foregoing, the Committee may elect to use the Actual Deferral Percentage for Non-Highly-Compensated Employees for the Plan Year being tested rather than the preceding Plan Year, provided that the election with respect to a Plan Year once made may not be changed, except as provided by the Secretary of the Treasury.

               If the Committee determines that the foregoing limitation has been exceeded in any Plan Year, the following provisions shall apply:

               The actual deferral ratio of the Highly-Compensated Employee with the highest actual deferral ratio shall be reduced to the extent necessary to meet the Actual Deferral Percentage test or to cause that ratio to equal the actual deferral ratio of the Highly-Compensated Employee with the next highest ratio. This process will be repeated until the Actual Deferral Percentage test is passed. Each ratio shall be rounded to the nearest one one-hundredth of 1% of the Member's Statutory Compensation. The amount of Pre-Tax Savings Contributions made by each Highly-Compensated Employee in excess of the amount permitted under his or her revised deferral ratio shall be added together. This total dollar amount of excess contributions ("excess contributions") shall then be allocated to some or all Highly-Compensated Employees by reducing the Pre-Tax Savings of the Highly-Compensated Employee with the highest dollar amount of Pre-Tax Savings by the lesser of (i) the amount required to cause that Employee's Pre-Tax Savings to equal the dollar amount of the Pre-Tax Savings of the Highly-Compensated Employee with the next highest dollar amount, or (ii) an amount equal to the total excess contributions. This procedure is repeated until all excess contributions are allocated. The amount of excess contributions allocated to a Highly-Compensated Employee (adjusted to reflect earnings or losses attributable thereto) shall be distributed to him or her in accordance with the provisions of paragraph (c).

         (b) The Committee may implement rules limiting the Pre-Tax Savings that may be made on behalf of some or all Highly-Compensated Employees so that the limitation under this Section 6.1 is satisfied.

         (c) Pre-Tax Savings subject to reduction under this Section, together with investment income thereon, ("excess contributions") shall be paid to the Member before the close of the Plan Year following the Plan Year in which the excess contributions were made and, to the extent practicable, within 2 1/2 months of the close of the Plan Year in which the excess contributions were made. However, any excess contributions for any Plan Year shall be reduced by any Pre-Tax Savings previously returned to the Member under
               Section 4.1 for that Plan Year. In the event any Pre-Tax Savings returned under this Section 6.1 were matched by Matching Company Contributions, the corresponding Matching Company

               Contributions, with investment income thereon, shall be forfeited and used to reduce Company contributions.

6.2      ACTUAL CONTRIBUTION PERCENTAGE TEST.

         (a) With respect to each Plan Year, the Actual Contribution Percentage for that Plan Year for Highly-Compensated Employees who are Members for that Plan Year shall not exceed the Actual Contribution Percentage for the preceding Plan Year for all Non-Highly-Compensated Employees who were Members for the preceding Plan Year multiplied by 1.25. If the Actual Contribution Percentage for a Plan Year for those Highly-Compensated Employees does not meet the foregoing test, the Actual Contribution Percentage for the Highly-Compensated Employees for the Plan Year may not exceed the Actual Contribution Percentage for the preceding Plan Year for all Non-Highly-Compensated Employees who were Members for the preceding Plan Year by more than two percentage points, and the Contribution Percentage for those Highly-Compensated Employees for the Plan Year may not be more than 2.0 times the Actual Contribution Percentage for the preceding Plan Year for all Non-Highly-Compensated Employees who were Members for the preceding Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 6.3). Notwithstanding the foregoing, the Plan Committee may elect to use the Actual Contribution Percentage for Non-Highly-Compensated Employees for the Plan Year being tested rather than the preceding Plan Year, provided that the election once made with respect to a Plan Year may not be changed, except as provided by the Secretary of the Treasury.

               If the Committee determines that the limitation under this
               Section 6.2 has been exceeded in any Plan Year, the following provisions shall apply:

               (i) The actual contribution ratio of the Highly-Compensated Employee with the highest actual contribution ratio shall be reduced to the extent necessary to meet the Actual Contribution Percentage test or to cause that ratio to equal the actual contribution ratio of the Highly-Compensated Employee with the next highest actual contribution ratio. This process will be repeated until the Actual Contribution Percentage test is passed. Each ratio shall be rounded to the nearest one one-hundredth of 1% of a Member's Statutory Compensation. The amount of Matching Company Contributions made by or on behalf of each Highly-Compensated Employee in excess of the amount permitted under his revised actual contribution ratio shall be added together. This total dollar amount of excess contributions ("excess aggregate contributions") shall then be allocated to some or all Highly-Compensated Employees in accordance with the provisions of subparagraph (ii) of this paragraph (a).

               (ii) The Matching Company Contributions of the Highly-Compensated Employee with the highest dollar amount of those contributions shall be reduced by the lesser of
                     (i) the amount required to cause that Employee's Matching Company Contributions to equal the dollar amount of those contributions of the Highly-Compensated Employee with the next highest dollar amount of those contributions, or (ii) an amount equal to the total excess aggregate contributions. This procedure is repeated until all excess aggregate contributions are allocated. The amount of excess aggregate contributions allocated to each Highly-Compensated Employee, (adjusted to reflect earnings or losses attributable thereto), shall be distributed or forfeited in accordance with the provisions of paragraph (b) below.

         (b) To the extent contributions must be paid or returned to a Member under paragraph (a) above, so much of the Matching Company Contributions, together with investment income thereon, as shall be necessary to equal the balance of the excess aggregate contributions shall be reduced with the vested Matching Company Contributions being paid to the Member and the Matching Company Contributions that are forfeitable under the Plan being forfeited and applied to reduce Company contributions.

         (c) Any repayment or forfeiture of excess aggregate contributions shall be made before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made and, to the extent practicable, any repayment or forfeiture shall be made within 2 1/2 months of the close of the Plan Year in which the excess aggregate contributions were made.

6.3 AGGREGATE CONTRIBUTION LIMITATION. Notwithstanding the provisions of Sections 6.1 and 6.2, in no event shall the sum of the Actual Deferral Percentage of the group of eligible Highly-Compensated Employees and the Actual Contribution Percentage of that group, after applying the provisions of Sections 6.1 and 6.2, exceed the "aggregate limit" as provided in Section 401(m)(9) of the Code and the regulations issued thereunder. In the event the aggregate limit is exceeded for any Plan Year, the Actual Contribution Percentages of the Highly-Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit in accordance with the procedure set forth in Section 6.2.

6.4      ADDITIONAL DISCRIMINATION TESTING PROVISIONS.

         (a) If any Highly-Compensated Employee is a member of another qualified plan of the Company or an Associated Company, other than an employee stock ownership plan described in Section 4975(e)(7) of the Code or any other qualified plan that must be mandatorily disaggregated under Section 410(b) of the Code, under which pre-tax contributions or matching contributions are made on behalf of the Highly-Compensated Employee, the Committee shall implement rules, which shall be uniformly applicable to all employees similarly situated, to take into account all such contributions for the Highly-Compensated Employee under all such plans in applying the limitations of Sections 6.1, 6.2, and 6.3. If any other such qualified plan has a plan year other than the Plan Year, the contributions to be taken into account in applying the limitations of Sections 6.1, 6.2, and 6.3 will be those made in the plan years ending with or within the same calendar year.

         (b) In the event that this Plan is aggregated with one or more other plans to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code (other than for purposes of the average benefit percentage test) or if one or more other plans is aggregated with this Plan to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code, then the provisions of Sections 6.1, 6.2, and 6.3 shall be applied by determining the Actual Deferral Percentage and Actual Contribution Percentage of employees as if all such plans were a single plan. If this Plan is permissively aggregated with any other plan or plans for purposes of satisfying the provisions of
               Section 401(k)(3) of the Code, the aggregated plans must also satisfy the provisions of Sections 401(a)(4) and 410(b) of the Code as though they were a single plan. Plans may be aggregated under this paragraph (c) only if they have the same plan year.

         (c) The Committee may elect to use Pre-Tax Savings or Retirement Contributions to satisfy the tests described in Sections 6.2 and 6.3, provided that the test described in Section 6.1 is met prior to that election, and continues to be met following the Company's election to shift the application of those Pre-Tax Savings or Retirement Contributions from Section 6.1 to Section 6.2.

         (d) The Company may authorize that special "qualified nonelective contributions" shall be made for a Plan Year, which shall be allocated in such amounts and to such Members, who are not Highly Compensated Employees, as the Committee shall determine. The Committee shall establish such separate accounts as may be necessary. Qualified nonelective contributions shall be 100% nonforfeitable when made, and any earnings credited on any qualified nonelective contributions shall not be available for withdrawal prior to a Member's Termination of Employment. Qualified nonelective contributions made for the Plan Year may be used to satisfy the tests described in Sections 6.1, 6.2 and 6.3, where necessary.

6.5      MAXIMUM ANNUAL ADDITIONS

         (a) Notwithstanding any other provision of the Plan, except as otherwise provided in this Section 6.5(a), the annual addition to a Member's Accounts for any Plan Year, which shall be considered the limitation year for purposes of Section 415 of the Code, when added to the Member's annual addition for that Plan Year under any other qualified defined contribution plan of the Company or Associated Company, shall not exceed an amount that is equal to the lesser of (i) 25% of his or her aggregate remuneration for the year or (ii) $30,000, as adjusted to reflect increases in the limitation pursuant to Code subsection 415(d).

         (b) For purposes of this Section 6.5, the "annual addition" to a Member's Accounts under this Plan for any Plan Year shall be the sum of (i) the total contributions, including Pre-Tax Savings, made on the Member's behalf by the Company and all Associated Companies for the Plan Year, (ii) all Member contributions (exclusive of any Rollover Contributions) for the Plan Year, and
               (iii) the amount of any forfeiture that is credited to the Member's Account for the Plan Year pursuant to Section 5.5(c).

         (c) If the annual additions to a Member's Accounts for any Plan Year, prior to the application of the limitations set forth in paragraph (a) above, exceeds that limitation due to a reasonable error in estimating a Member's annual compensation or in determining the amount of Pre-Tax Savings that may be made with respect to a Member under Section 415 of the Code, or as the result of the allocation of forfeitures, the amount of contributions credited to the Member's Accounts in that Plan Year shall be adjusted to the extent necessary to satisfy that limitation, in accordance with the following order of priority:

               (i) The Member's Supplemental Pre-Tax Savings under Section 3.1 shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Member, together with earnings on the contributions to be returned.

               (ii) The Member's Basic Pre-Tax Savings and corresponding Matching Company Contributions shall be reduced to the extent necessary. The amount of the reduction attributable to the Member's Basic Pre-Tax Savings shall be returned to the Member, together with any earnings on those contributions to be returned, and the amount attributable to Matching Company Contributions shall be forfeited and used to reduce subsequent contributions payable by the Company.

               (iii) The Member's Retirement Contributions under Section 5.2 to the extent necessary shall be held unallocated in a suspense account and shall be used to reduce future Company contributions for all remaining Members in the next limitation year. If a suspense account is in existence at any time during a limitation year, it will not participate in the allocation of the investment gains and losses of the Trust Fund and all assets in the suspense account must be allocated to Members before any contributions may be made for that Plan Year.

         Any Pre-Tax Savings returned to a Member under this subparagraph (c) shall be disregarded in applying the dollar limitation on Pre-Tax Savings under Section 4.1 and in performing the Actual Deferral Percentage test under Section 6.1.

         (d) In the event that any Member of this Plan is a participant in any other defined contribution plan (whether or not terminated) maintained by the Company or any Associated Company, the total amount of annual additions to the Member's Accounts under all such defined contribution plans shall not exceed the limitations set forth in this Section 6.5. If it is determined that as a result of the limitations set forth in this subparagraph (d), the annual additions to the Member's Accounts must be reduced:

               (i) first, the annual additions to the Member's Accounts under the other defined contribution plans shall be reduced to the extent necessary and to the extent permitted by law so that the limitations described in Section 6.5(a) are not exceeded; and

               (ii) second, if after application of clause (i) the annual additions to the Member's Accounts are still in excess of the permissible amount, the annual additions to the Member's Accounts under this Plan shall be reduced.

         With respect to Plan Years commencing prior to January 1, 2000, in the event that any Member of the Plan is also a participant in any defined benefit plan maintained by the Company or any Associated Company, it is intended that the benefits under the defined benefit plan shall be reduced prior to the application of the limitations contained in
         Section 6.5(a) to the annual additions to the Member's Accounts under this Plan, to the extent necessary to satisfy the requirements of
         Section 415(e) of the Code.

         (e) For purposes of this Section, the term "remuneration" with respect to any Member shall mean the wages, salaries, and other amounts paid in respect of the Member by the Company or an Associated Company for personal services actually rendered, and shall include amounts contributed by the Company or an Associated Company pursuant to a salary reduction agreement that are not includible in gross income of the employee under Sections 125, 402(g)(3), or 457 of the Code, but shall exclude deferred compensation.

                                  ARTICLE SEVEN
                           INVESTMENT OF CONTRIBUTIONS

7.1      INVESTMENT FUNDS.

         (a) Contributions to the Plan and amounts transferred to the Plan from the ITT Plan shall be invested in one or more Funds, as authorized by the Committee, which from time to time may include such guaranteed investment contract funds, bond funds, balanced funds, equity index funds, growth equity funds, international stock funds, company stock funds (including an ESI Stock Fund), and other funds as the Committee elects to offer. A Fund selected by the Committee shall be communicated to Members and Deferred Members in a timely fashion.

         (b) In any Fund, the Trustee in its sole discretion temporarily may hold cash or make short-term investments in obligations of the United States Government, commercial paper, or an interim investment fund for tax-qualified employee benefit plans established by the Trustee, unless otherwise provided by applicable law, or other investments of a short-term nature.

         (c) Dividends, interest, and other distributions received on the assets held by the Trustee in respect to each of the Funds shall be reinvested in the respective Fund.

7.2 INVESTMENT OF CONTRIBUTIONS. Contributions under the Plan shall be invested by the Trustee as follows:

         (a) Matching Company Contributions and Retirement Contributions shall be invested entirely in the ESI Stock Fund, except when a Member who has attained age 55 elects otherwise pursuant to Section 7.5.

         (b) Matching Company Contributions made before the Effective Date under the ITT Plan (or a predecessor to the ITT Plan) shall be invested entirely in the ESI Stock Fund, except when a Member who has attained age 55 elects otherwise pursuant to Section 7.5.

         (c) A Member's or Deferred Member's or Employee's Pre-Tax Savings Account, After-Tax Savings Account, and Rollover Account shall be invested, in multiples of 1%, in any one or more of the Funds as designated by the Member or Deferred Member pursuant to rules and procedures established by the Committee.

         (d) A Member's or Deferred Member's ITT Floor Contribution Account and amounts transferred from the ITT Plan and credited to a Member's or Deferred Member's Retirement Contribution Account shall be invested in the ESI Stock Fund, except to the extent a Member who has attained age 55 elects otherwise pursuant to
               Section 7.5.

7.3 CHANGE IN FUTURE CONTRIBUTION INVESTMENT ELECTION. A Member (or an Employee who made a Rollover Contribution prior to meeting the eligibility requirements for membership, with respect to future Rollover Contributions) may change his or her investment election with respect to future contributions made by or on his or her behalf at any time within the limitations set forth in Section 7.2. Such a change shall be made in 1% multiples, in accordance with the administrative procedures and within the time period prescribed by the Committee and shall be effective as soon as practicable thereafter.

7.4      REDISTRIBUTION OF ACCOUNTS AMONG THE FUNDS

         (a) A Member or Deferred Member (or Beneficiary in the event of the death of a Member or Deferred Member) may elect at any time to reallocate on any Valuation Date all or part, in multiples of 1%, of his or her Pre-Tax Investment Account and, if applicable, his or her After-Tax Investment Account and Rollover Account among the Funds. An Employee who has made a Rollover Contribution prior to meeting the eligibility requirements for membership may elect at any time to reallocate on any Valuation Date all or part, in multiples of 1%, of his or her Rollover Account among the Funds. Reallocations shall be made in accordance with the administrative procedures and within the time period prescribed by the Committee and shall be effective as soon as practicable thereafter.

7.5 INVESTMENT OPTION AT AGE 55. In accordance with the administrative procedures prescribed by the Committee, and except as otherwise provided in Section 7.2 above, any Member or Deferred Member who has attained age 55 (or Beneficiary in the event of the death of a Member or Deferred Member who had or would have attained age 55 at the time of the election) shall have the option to elect the following:

         (a) to reallocate on any Valuation Date to any one or more of the Funds, in multiples of 1%, all or part of his or her previously credited Company Matching Contribution Account, Retirement Contribution Account, or ESOP Account; and

         (b) to have any future Matching Company Contributions and Retirement Contributions invested in any one or more of the Funds other than the ITT Corporation Stock Fund or the ITT Destinations Stock Fund, in multiples of 1%.

         If a Member is age 55 or older when he or she joins the Plan or becomes a Member, he or she may have all or part of the Matching Company Contributions and Retirement

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         Contributions made pursuant to Sections 5.1 and 5.2 on his or her behalf invested in any one or more of the Funds in multiples of 1%.

         Such changes shall be made in accordance with the administrative procedures and within the time period prescribed by the Committee and shall be effective as soon as practicable thereafter and shall be separate from the elections made pursuant to Section 7.2(c) or 7.4.

7.6 VOTING OF ESI STOCK. Each Member and Employee is, for the purposes of this Section 7.6, hereby designated a named fiduciary within the meaning of Section 402(a)(2) of ERISA with respect to the shares of ESI Stock allocated to his or her Accounts. Each Member, Deferred Member, and Employee (or Beneficiary in the event of the death of the Member, Deferred Member or Employee) may direct the Trustee as to the manner in which the ESI Stock allocated to his or her Accounts is to be voted. Before each annual or special meeting of shareholders of ESI, there shall be sent to each Member, Deferred Member, Beneficiary, and Employee who has made a Rollover Contribution a copy of the proxy solicitation material for the meeting, together with a form requesting instructions to the Trustee on how to vote the ESI Stock allocated to the Member's, Deferred Member's, Employee's, or Beneficiary's Accounts. Upon receipt of the instructions, the Trustee shall vote the shares as instructed. In lieu of voting fractional shares as instructed by Members, Deferred Members, Employees, or Beneficiaries, the Trustee may vote the combined fractional shares of ESI Stock to the extent possible to reflect the directions of Members, Deferred Members, Employees, or Beneficiaries with allocated fractional shares of each class of stock. Except as otherwise provided in Article Seventeen, the Trustee shall vote, or abstain from voting, shares of ESI Stock allocated to Accounts under the Plan but for which the Trustee received no valid voting instructions in the manner determined by the Trustee, in its discretion. Instructions to the Trustee shall be in the form and pursuant to the procedures prescribed by the Committee.

         Any instructions received by the Trustee from Members, Deferred Members, Employees, and Beneficiaries regarding the voting of ESI Stock shall be confidential and shall not be divulged by the Trustee to the Company or to any director, officer, employee, or agent of the Company, it being the intent of this provision of Section 7.6 to ensure that the Company (and its directors, officers, employees, and agents) cannot determine the voting instructions given by any Member, Deferred Member, Employee, or Beneficiary.

7.7 LIMITATIONS IMPOSED BY CONTRACT. Notwithstanding anything in this Article to the contrary, any contributions invested in a fund of guaranteed investment contracts shall be subject to any and all terms of those contracts, including any limitations placed on the exercise of any rights otherwise granted to a Member under any other provisions of this Plan with respect to those contributions.

7.8 RESPONSIBILITY FOR INVESTMENTS. Each Member, Deferred Member, or Employee (or Beneficiary in the event of the death of a Member, Deferred Member, or Employee) is solely responsible for selection of his or her investment options made pursuant to Section 7.3, 7.4, or
         7.5. The Trustee, the Committee, the Company, and the officers, supervisors, and other employees of the Company are not empowered to advise a Member or Deferred Member as to the manner in which his or her Accounts shall be invested. The fact that a Fund is available to Members or Deferred Members (or Employees who have made a

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         Rollover Contribution prior to meeting the eligibility requirements for membership) for investment under the Plan shall not be construed as a recommendation for investment in the Fund.

                                  ARTICLE EIGHT
                  CREDITS TO MEMBERS' ACCOUNTS, VALUATION, AND
                              ALLOCATION OF ASSETS

8.1 PRE-TAX SAVINGS AND ROLLOVER CONTRIBUTIONS. Pre-Tax Savings made on behalf of a Member, and Rollover Contributions contributed by a Member or an Employee, shall be allocated to the Pre-Tax Investment Account or Rollover Account of that Member or Employee as appropriate, as soon as practicable after those contributions are transferred to the Trust Fund.

8.2 MATCHING COMPANY CONTRIBUTIONS. Matching Company Contributions made on behalf of a Member shall be allocated to the Company Matching Contribution Account of the Member, as soon as practicable after those contributions are made to the Trust Fund.

8.3 RETIREMENT CONTRIBUTIONS. Retirement Contributions made for a Member shall be allocated to the Retirement Contribution Account of the Member, as soon as practicable after those contributions are made to the Trust Fund.

8.4 CREDITS TO MEMBERS' ACCOUNTS. At each Valuation Date on which the Plan is in effect and operation, the amount of each Member's credit in each of the Funds shall be expressed and credited in dollars of contributions by the Member and Company contributions and ESI Stock allocated to a Member's Accounts for that payroll processing period. For the purposes of Section 7.6 and Article Fifteen, a Member's interest in the ESI Stock Fund shall be converted into shares of ESI Stock at any time of determination by dividing the value of all shares of ESI Stock in the ESI Stock Fund by the value of that Member's interest in the ESI Stock Fund at the time. The resulting number of shares of ESI Stock shall be deemed allocated to the Member.

8.5 VALUATION OF ASSETS. On each Valuation Date, the Trustee shall determine the total fair market value of all assets then held by it in each Fund.

8.6 ALLOCATION OF ASSETS. On each Valuation Date when the value of all assets in each Fund has been determined pursuant to Section 8.5, the Trustee shall determine the gain or loss in the value of the assets in each of the Funds. The gain or loss shall be allocated pro rata by Fund to the balances credited to the Accounts of all Members and Deferred Members immediately prior to the Valuation Date, not including new contributions to that Fund on the Valuation Date for that Valuation Date.

8.7 ANNUAL STATEMENTS. At least once a year, each Member and Deferred Member shall be furnished with a statement setting forth the value of his or her Accounts and the vested portion of his or her Accounts.

8.8 VALUATION DATES. The Committee shall establish procedures for determining the Valuation Dates that shall apply for withdrawals, distributions, or other relevant

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         purposes. Valuation Dates need not be the same for all purposes. The
         Funds shall be revalued on each business day.

                                  ARTICLE NINE
                 WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT

9.1 GENERAL CONDITIONS FOR WITHDRAWALS. Subject to the restrictions set forth below, at any time before Termination of Employment, a Member may request a withdrawal from his or her Accounts in accordance with the administrative procedures and within the time period prescribed by the Committee. Any such withdrawal shall be payable only in cash and shall be in accordance with the conditions of Section 9.2, 9.3, or 9.4. All withdrawals (other than hardship withdrawals) shall be a minimum of $500. No more than two withdrawal requests of any kind, including hardship, shall be permitted each calendar year. For purposes of this Article Nine, a Member's Accounts shall be valued as of the applicable Valuation Date. Amounts to be withdrawn and distributed to Members will not participate in the investment experience of the Plan after that Valuation Date. Withdrawn amounts generally shall be paid as soon as practicable following the Valuation Date. If a Member has Accounts in more than one Fund, the amount withdrawn shall be prorated among the Funds based on their respective values.

9.2 NON-HARDSHIP WITHDRAWAL PRIOR TO AGE 59 1/2. A Member who has not yet reached age 59 1/2 as of the date of his or her withdrawal request may elect, subject to Section 9.1, to withdraw from his or her Accounts in the following order:

         (a)   all or part of his or her After-Tax Investment Account;

         (b)   all or part of his or her Rollover Account:

         (c)   all or part of his or her ESOP Account;

         (d)   all or part of his or her ITT Floor Contributions Account;

         (e) all or part of his or her Company Matching Contribution Account attributable to vested amounts contributed to (1) the Pre-Distribution ITT Plan before 1990 or (2) the ITT Plan prior to October 1, 1996.

9.3      HARDSHIP WITHDRAWAL PRIOR TO AGE 59 1/2.

         (a) A Member who has withdrawn the total amount available for withdrawal under Section 9.2 may, subject to Section 9.1, elect to withdraw all or part of his or her Pre-Tax Savings made on his or her behalf under this Plan or under the ITT Plan and transferred to his or her Pre-Tax Investment Account, and earnings credited on that Account prior to January 1, 1989 under the Pre-Distribution ITT Plan, upon furnishing proof of Hardship satisfactory to the Committee.

         (b) A Member shall be considered to have incurred a Hardship if, and only if, he or she meets the requirements of paragraphs (c) and
               (d) below.

         (c) As a condition for Hardship, the Member must have an immediate and heavy need to draw upon his or her Pre-Tax Investment Account. The Committee shall

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               presume the existence of an immediate and heavy need if the requested withdrawal is on account of any of the following:

               (A) expenses for medical care described in Section 213(d) of the Code previously incurred by the Member, his or her spouse or any of his or her dependents (as defined in Section 152 of the Code) or necessary for those persons to obtain that medical care, to the extent those expenses are not paid or reimbursed by insurance;

               (B) costs directly related to the purchase of a principal residence of the Member (excluding mortgage payments);

               (C) payment of tuition and related educational fees, including room and board expenses, for the next 12 months of post-secondary education of the Member, or his or her spouse or dependents;

               (D) payment of amounts necessary to prevent eviction of the Member from his or her principal residence or to avoid foreclosure on the mortgage of his or her principal residence; or

               (E) the inability of the Member to meet such other expenses, debts, or other obligations recognized by the Internal Revenue Service as giving rise to immediate and heavy financial need for purposes of Section 401(k) of the Code.

         The amount of withdrawal may not exceed the amount of the immediate and heavy financial need of the Member, including any amounts necessary to pay any federal, state, or local income taxes on the amount withdrawn and any amounts necessary to pay any penalties reasonably anticipated to result from the distribution.

         In evaluating the relevant facts and circumstances, the Committee and any delegate thereof shall act in a nondiscriminatory fashion and shall treat uniformly those Members who are similarly situated. The Member shall furnish to the Committee or its delegate such supporting documents as the Committee or its delegate may request in accordance with uniform and nondiscriminatory rules prescribed by the Committee.

         (d) As a condition for Hardship, the Member must demonstrate that the requested withdrawal is necessary to satisfy the financial need described in paragraph (c). The Committee shall deem the Member to have demonstrated such necessity, provided all of the following requirements are met: (A) the Member has obtained all distributions, other than distributions available only on account of hardship, and all nontaxable loans currently available under the Plan and all other plans of the Company and Associated Companies; (B) the Member is prohibited from making Pre-Tax Savings to the Plan and all other plans of the Company and Associated Companies under the terms of those plans or by means of an otherwise legally enforceable agreement for at least 12 months after receipt of the distribution; and (C) the limitation described in Section 4.1(b) under all plans of the Company and Associated Companies for the calendar year following the year in which the withdrawal is made must be reduced by the Member's elective

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               deferrals made in the calendar year of the distribution for
               Hardship. For purposes of clause (B), "all other plans of the Company and Associated Companies" shall include stock option plans, stock purchase plans, qualified and non-qualified deferred compensation plans, and such other plans as may be designated under regulations issued under Section 401(k) of the Code, but shall not include health and welfare benefit plans or the mandatory employee contribution portion of a defined benefit plan.

9.4 WITHDRAWALS AFTER AGE 59 1/2. A Member who has reached age 59 1/2 as of the date of his or her withdrawal request may elect, subject to Section 9.1, to withdraw from his or her Accounts in the following order:

         (a)   the total amount available for withdrawal under Section 9.2,

         (b) all or part of his or her Company Matching Contribution Account, and

         (c)   all or part of his or her Pre-Tax Investment Account.

9.5 ORDERING OF WITHDRAWALS. For purposes of processing a withdrawal, basic after-tax savings made by a Member under the ITT Plan, and investment earnings and gains thereon, and supplemental after-tax savings made by a Member under the ITT Plan, and investment earnings and gains thereon, shall constitute a separate contract (Contract II), and all remaining amounts in the Plan with respect to a Member shall constitute another contract (Contract I), for purposes of Section 72(e) of the Code. The Committee shall maintain records of withdrawals, contributions, earnings, and other additions and subtractions attributable to each separate contract and shall credit or charge the appropriate contract, and adjust the non-taxable basis of each contract, for transactions properly allocable to that contract.

         For purposes of processing a withdrawal under Section 9.2(a)(i), the withdrawals will be deducted from the Member's Accounts in Contract I and Contract II in the following order: (i) the value of the Member's After-Tax Investment Account in Contract I attributable to supplemental after-tax savings, (ii) the value of the Member's After-Tax Investment Account in Contract II attributable to supplemental after-tax savings,
         (iii) the value of the Member's After-Tax Investment Account in Contract I attributable to basic after-tax savings and (iv) the value of the Member's After-Tax Investment Account in Contract II attributable to basic after-tax savings.

9.6 DEATH AFTER WITHDRAWAL ELECTION. If a Member elects a withdrawal and dies after the issuance of the check(s) comprising the withdrawal but prior to negotiation of the check(s), then any unpaid portion of the withdrawal as represented by the non-negotiated check(s) shall be paid to his or her estate. If more than one check comprises a withdrawal and the Member negotiates the first check but dies prior to the issuance of the subsequent check, then the subsequent check shall be paid to his or her estate. If a Member elects a withdrawal and dies prior to the issuance of any check(s) comprising the withdrawal, then the withdrawal election shall be voided. For purposes of this Section 9.6, the issuance of a check shall occur on the earlier of the date of issuance shown on the check or the withdrawal Valuation Date.

9.7 DIRECT ROLLOVER. Certain withdrawals or portions thereof paid pursuant to this Article Nine may be "eligible rollover distributions" as defined and discussed in Section 11.7 and are governed thereby.

9.8 RETIREMENT CONTRIBUTION ACCOUNT. A Member's Retirement Contribution Account is not available for distribution or withdrawal prior to a Member's Termination of Employment.

                                   ARTICLE TEN
                                      LOANS

10.1 GENERAL CONDITIONS FOR LOANS. Subject to the restrictions set forth in the following provisions of this Article Ten, at any time before Termination of Employment, a Member who is an employee of the Company or an Associated Company may request a loan from his or her Accounts in accordance with the administrative procedures and within the time period prescribed by the Committee. By filing the loan request forms, the Member:

         (a)   specifies the amount and the term of the loan,

         (b)   agrees to the annual percentage rate of interest,

         (c)   agrees to the finance charge,

         (d)   promises to repay the loan, and

         (e) authorizes the Company to make regular payroll deductions to repay the loan.

         The amount of the loan is to be transferred from the Funds in which the Member's Accounts are invested to a special "Loan Fund" for the Member under the Plan. The Loan Fund consists solely of the amount transferred to the Loan Fund and is invested solely in the loan made to the Member. The amount transferred to the Loan Fund shall be pledged as security for the loan. Payments of principal on the loan will reduce the amount held in the Member's Loan Fund. Those payments, together with the attendant interest payment, will be reinvested in the Funds in accordance with the Member's then effective investment election.

10.2 AMOUNTS AVAILABLE FOR LOANS. An eligible Member may request a loan in any specified whole dollar amount that, when added to the outstanding balance of any other loans to the Member from this Plan or any other qualified plan of the Company or an Associated Company, may not exceed the lesser of (a) 50% of the Member's Vested Share, or (b) $50,000 reduced by the excess, if any of (i) the highest outstanding balance of loans during the one year period ending on the day before the loan is made over (ii) the outstanding balance of loans to the Member from such plans on the date on which the loan is made. For purposes of determining amounts available for loans, as described in the foregoing provisions of this Section 10.2, a Member's Vested Share shall be determined based on the latest information available to the Committee at the time he or she files his or her loan request with the Committee.

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10.3     ACCOUNT ORDERING FOR LOANS. For purposes of processing a loan, the amount of the loan will be deducted from the Member's Accounts in the following order:

         (a)   Retirement Contribution Account

         (b)   Pre-Tax Investment Account;

         (c)   Company Matching Contribution Account;

         (d)   ITT Floor Contribution Account

         (e)   ESOP Account;

         (f)   Rollover Account;

         (g)   After-Tax Account.

         A loan is deducted from a Member's Accounts as of the applicable Valuation Date. Amounts so deducted and distributed to a Member as a Plan loan will not participate in the investment experience of the Plan except as those amounts are repaid to the Member's Accounts.

10.4 INTEREST RATE FOR LOANS. The Committee shall establish and communicate to Members a reasonable rate of interest for loans commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances, as determined by the Committee, which interest rate shall remain in effect for the term of the loan.

10.5 TERM AND REPAYMENT OF LOAN. In addition to such rules and regulations as the Committee may adopt, all loans shall comply with the following terms and conditions:

               (i) An application for a loan by a Member shall be made in writing to the Committee in the manner prescribed by the Committee, whose action in approving or disapproving the application shall be final;

               (ii) Each loan shall be evidenced by a promissory note payable to the Plan;

               (iii) The period of repayment for any loan shall be arrived at by mutual agreement between the Committee and the Member, but that period shall not exceed five years unless the loan is to be used in conjunction with the purchase of the principal residence of the Member.

               (iv) Payments of principal and interest will be made by payroll deductions, or in a manner agreed to by the Member and the Committee, in substantially level amounts, but no less frequently than quarterly, in an amount sufficient to amortize the loan over the repayment period;

               (v) Repayment of the loan is made to the Member's Accounts from which the loan amount was deducted in inverse order to the Account ordering

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                     described in Section 10.3. Repayments are invested in the
                     Member's Accounts in accordance with his or her current investment election.

10.6 FREQUENCY OF LOAN REQUESTS. A Member may have only one loan outstanding at any time. Unless the Committee determines otherwise on a basis uniformly applicable to all persons similarly situated, a Member who fully repays a loan may not apply for another loan until one month following the effective date of the final repayment. Effective January 1, 2002, a Member who fully repays a loan may apply for another loan immediately after the effective date of the final repayment.

10.7 PREPAYMENT OF LOANS. A Member may prepay the entire outstanding balance of a loan, with interest to date of repayment, in the manner and under the procedures established by the Committee. No partial prepayments shall be permitted.

10.8 OUTSTANDING LOAN BALANCE AT TERMINATION OF EMPLOYMENT. In addition to such rules and regulations as the Committee shall adopt, upon the Member's Termination of Employment, the outstanding balance of any loan shall become due and payable. If the Member does not elect to prepay within the time period prescribed by the Committee, the outstanding loan balance and any accrued interest shall be treated as a taxable distribution.

10.9 LOAN DEFAULT DURING EMPLOYMENT. Under certain circumstances, including, but not limited to, the Member's failure to make repayment or the bankruptcy of the Member, the Committee may declare a Member's loan to be in default. In the event default is declared for a Member who has not reached age 59 1/2, the outstanding balance shall become due and payable, and the outstanding loan balance and any accrued interest shall be deemed a taxable distribution. In the event default is declared for a Member who has reached age 59 1/2, the outstanding loan balance and any accrued interest shall be treated as a withdrawal prior to Termination of Employment subject to the provisions of Article Nine. A Member who has defaulted on a loan shall be prohibited from applying for any future loans.

10.10 INCORPORATION BY REFERENCE. Any additional rules or restrictions as may be necessary to implement and administer Plan loans shall be established by the Committee in written guidelines and shall be communicated to Members who apply for loans. The written guidelines are hereby incorporated into the Plan by reference, and pursuant to Section 13.2(b), the Committee is hereby authorized to make such revisions to these guidelines as it deems necessary or appropriate on the advice of counsel.

10.11 DEATH AFTER LOAN APPLICATION. If a Member applies for a loan and dies after a check for the loan amount has been issued but prior to negotiation of the check, then the loan shall be paid to his or her estate. If a Member applies for a loan and dies before the check for the loan amount is issued, then the loan application shall be voided. For purposes of this Section 10.11, the check will be deemed to have been issued on the earlier of the date of issuance shown on the check or the loan Valuation Date.

10.12 MILITARY LEAVE. Notwithstanding any Plan provisions to the contrary, in the event a Member enters the uniformed services of the United States and retains reemployment rights under the law, repayment of a loan shall be suspended during the period of leave,

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         and the period of repayments shall be extended by the number of months of the period of service in the uniformed services; provided, however, if the Member incurs a Termination of Employment and requests a distribution pursuant to Article Eleven, the loan shall be canceled, and the outstanding loan balance shall be distributed pursuant to Article Eleven.

                                 ARTICLE ELEVEN
                                  DISTRIBUTIONS

11.1     COMMENCEMENT OF PAYMENTS.

         (a) Except as otherwise provided in this Article, distribution of the Vested Share of a Member's Accounts shall commence as soon as administratively practicable following the later of (i) the Member's Termination of Employment or (ii) the date the Member attains age 70 1/2, but not later than 60 days after the close of the Plan Year in which the later of (i) or (ii) occurs.

         (b) In lieu of a distribution as described in paragraph (a) above, a Member or Deferred Member whose Vested Share exceeds $5,000, may, in accordance with procedures prescribed by the Committee, elect to have the distribution of his or her Vested Share commence as of any Valuation Date coincident with or following his or her Termination of Employment that is before the date described in paragraph (a) above.

         (c) In the case of the death of a Member or Deferred Member before payment of his or her Accounts commences, the Vested Share of his or her Accounts shall be distributed to his or her Beneficiary as soon as administratively practicable following the Member's or Deferred Member's date of death. Notwithstanding the foregoing, the Beneficiary of a Member or Deferred Member whose Vested Share of his or her Accounts, as of the Valuation Date coincident with or next following the Member's or Deferred Member's date of death, exceeds $5,000 may elect to defer receipt of the Member's or Deferred Member's Vested Share for a period not to exceed 12 months from the Member's or Deferred Member's date of death.

         (d) A Member who attained age 70 1/2 before January 1, 1997 must commence distribution of his or her Vested Share by no later than the April 1 following the year in which he or she attained age 70 1/2. If a Member attains age 70 1/2 after January 1, 1997, but before January 1, 1999, distribution of the Vested Share of his Accounts shall begin by April of the calendar year following the calendar year in which the Member attains age 70 1/2 unless the Member elects to defer commencement of his Plan benefits until a date no later than April of the calendar year following the calendar year in which the Member's Termination of Employment occurs. A Member described in this paragraph (d) may elect that his or her Vested Share be paid under the payment method described in Section 11.2(b)(i) below, if permissible under the terms of that payment method, or in an immediate lump sum. Payment of the Vested Share of a Member who has attained age 701/2 pursuant to this paragraph (d) shall be made no less frequently than annually, and once payment has commenced, the Member may

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               not elect an alternate method for payment of his or her
               Vested Share while the Member is still an Employee.

         (e) A Deferred Member or a Member who is a "5-percent owner" as defined in Code Section 414(q)(1) must commence distribution of his or her Vested Share by no later than the April 1 following the year in which he or she attains age 70 1/2. Notwithstanding the foregoing, a Member who attains 70 1/2 on or after January 1, 1996, and who is not a "5-percent owner" may elect to receive payments while in Service. In either case, the Member may elect that his or her Vested Share be paid in accordance with options
               (i) or (ii) below:

               (i) one lump sum payment on or before the April 1 of the calendar year following the calendar year in which he or she attains age 70 1/2 equal to his or her entire Vested Share and annual lump sum payments thereafter of amounts accrued during each calendar year; or

               (ii) payments in annual installments over a period designated by the Member not to exceed 20 years. In the event that the Member dies before all installments have been paid, the remaining balance of his or her Vested Share shall be paid in an immediate cash lump sum to his or her Beneficiary.

               Once payment has commenced, the Member may not elect an alternate method for payment, except as otherwise provided in Section 11.2.

         (f) With respect to distributions under the Plan made for Plan Years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Code paragraph 401(a)(9) in accordance with the regulations under that paragraph that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision will continue in effect until the end of the last calendar year beginning before the effective date of final regulations under paragraph 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

11.2     FORMS AND METHODS OF DISTRIBUTION.

         (a) After Termination of Employment occurs, and as soon as practicable following application by the Member, Deferred Member or Beneficiary, distribution under the Plan shall be made in a lump sum, unless an election is made by a Member or Deferred Member pursuant to paragraph (b) below.

         (b) A Member or Deferred Member whose Vested Share, as of the Valuation Date corresponding to his or her application for distribution, exceeds $5,000 may elect, in accordance with the administrative procedures and within the time period prescribed by the Committee, to receive his or her Vested Share in one of the following optional forms:

               (i) payments in approximately equal monthly or annual cash installments over a period, designated by the Member or Deferred Member, not to exceed 20 years, or

               (ii) with respect to elections made that result in annuity starting dates that occur before April 1, 2002, the purchase of a nonforfeitable fixed annuity, provided that if the Member or Deferred Member is married, the benefit shall be in the form of a qualified joint and survivor annuity. For these purposes, a qualified joint and survivor annuity is a monthly annuity for the life of the Member, with monthly payments continuing after the Member's death to the Member's surviving spouse in a monthly amount equal to 50% of the monthly amount the Member received during his or her lifetime. The Member or Deferred Member may elect, during the 90-day period preceding his or her annuity starting date, not to take the qualified joint and survivor annuity and to take instead another form of annuity, provided that he or she obtains his or her spouse's written, notarized consent. Elections under clause (ii) shall be subject to receipt by the Committee of the Member's or Deferred Member's written spousal consent to that election. The spousal consent must be witnessed by a notary public and must acknowledge the effect on the spouse of the Member's or Deferred Member's election. The Committee shall furnish each Member or Deferred Member no less than 30 days nor more than 90 days before the benefit commencement date a written explanation of the qualified joint and survivor annuity in accordance with applicable law. A Member or Deferred Member may revoke his or her election and make a new election from time to time and at any time during the aforesaid election period. If the annuity form selected is not a qualified joint and survivor annuity with the Member's or Deferred Member's spouse as the Beneficiary, the annuity payable to the Member or Deferred Member and thereafter to his Beneficiary shall be subject to the incidental death benefit rule as described in Section 401(a)(9)(G) of the Code and its applicable regulations.

         In the event that the Member or Deferred Member elects installments and dies before all installments have been paid, the remaining balance of his or her Vested Share shall be paid in an immediate cash lump sum to his or her Beneficiary; provided, however the Beneficiary may elect in accordance with the administrative procedures and within such time period as the Committee shall prescribe to continue payment of the deceased Member's or Deferred Member's Account pursuant to the same method of distribution elected by the Member or the Deferred Member.

         Any Member or Deferred Member who elects annual or monthly installment payments may, at any time thereafter, elect by filing a request with the Committee to receive in a lump sum the remaining value of any unpaid installments.

         (c) Alternative methods of distribution may apply to that portion of a Member's or a Deferred Member's Accounts attributable to a Prior Plan Transfer.

         (d) If a Member or a Deferred Member dies before his or her benefits commence, the Vested Share of his or her Accounts shall be paid to his or her Beneficiary in a lump sum. However, if a Member or a Deferred Member who has elected an annuity under Section 11.2(a)(ii) dies before his or her benefit commences, and his or her spouse is his or her Beneficiary, payment shall be made to the spouse in the form of a life annuity unless the spouse elects a lump sum.

         (e) All distributions shall be made in cash; provided, however, that a Member, Deferred Member, or Beneficiary may elect to receive a distribution from the ESI Stock Fund in ESI Stock, with any fractional interest in a share of ESI Stock paid in cash.

         (f) Notwithstanding any other provision of this Article Eleven, all distributions from the Plan shall conform to the regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of Section 401(a)(9)(G) of the Code. Further, those regulations shall override any Plan provision that is inconsistent with Section 401(a)(9) of the Code.

11.3 SMALL BENEFITS. Notwithstanding any provision of the Plan to the contrary, a lump sum payment shall be made in lieu of all vested benefits if the value of the Vested Share of the Member's Accounts as of the time the benefits are distributed amounts to $5,000 or less. The lump sum payment shall automatically be made as soon as administratively practicable following the Member's Termination of Employment.

11.4 DEATH OF BENEFICIARY. Upon the death of a Beneficiary with Accounts remaining in the Plan, the remaining value of all such Accounts shall be paid in a lump sum distribution as soon as practicable to the Beneficiary, if any, selected by the deceased Beneficiary, or if no Beneficiary has been named by the deceased Beneficiary, the remaining value of all such Accounts shall be paid in a lump sum distribution as soon as practicable to the estate of the deceased Beneficiary.

11.5 PROOF OF DEATH AND RIGHT OF BENEFICIARY OR OTHER PERSON. The Committee may require and rely on such proof of death and such evidence of the right of any Beneficiary or other person to receive the undistributed value of the Accounts of a deceased Member, Deferred Member, or Beneficiary as the Committee deems proper, and the Committee's determination of death and of the right of a Beneficiary or other person to receive payment shall be conclusive. Payment to any Beneficiary shall be final and fully satisfy and discharge the obligation of the Plan with respect to any and all Accounts of a deceased Member or deceased Deferred Member. In the event of a dispute regarding the account of a deceased Member or Deferred Member, the Committee may make a final determination or initiate or participate in any action or proceeding as may be necessary or appropriate to determine any Beneficiary under the Plan. During the pendency of any action or proceeding, the Committee may deposit an amount equal to the disputed payment with the court, and such deposit shall relieve the Plan of all of its obligation with respect to any such disputed Accounts.

11.6 RESTORATION OF PRIOR FORFEITURE. If a Member's employment is terminated otherwise than by retirement or Disability, and as a result of the termination an amount to his or her credit is forfeited in accordance with the provisions of Section 5.5, that amount shall be subsequently restored to his or her Accounts, provided he or she is reemployed by the Company or an Associated Company prior to the expiration of a Break in Service of five years, and, after giving any prior written notice required by the Committee, he or she repays to the Trust Fund an amount in cash equal to the full amounts of his or her Pre-Tax Investment Account attributable to Basic Pre-Tax contributions, his or her vested Company Matching Contribution Account, Retirement Contribution Account, ITT Floor Contribution Account, and his or her ESOP Account distributed to him or her from the Trust Fund on account of his or her Termination of Employment. (At his or her option, the Member may repay the amount of his or her Pre-Tax Investment Account attributable to Supplemental Pre-Tax Savings and Rollover Account.) The repayment must be made within five years of the date he or she is reemployed by the Company or an Associated Company and shall be made in one lump sum. Repaid amounts shall be invested in the Funds in accordance with Member's then current investment election.

11.7 DIRECT ROLLOVER OF CERTAIN DISTRIBUTIONS. Notwithstanding any other provision of this Plan, with respect to any withdrawal or distribution from this Plan pursuant to Article Nine or this Article Eleven that is determined by the Committee to be an "eligible rollover distribution," the distributee may elect, at the time and in a manner prescribed by the Committee for that purpose, to have the Plan make a "direct rollover" of all or part of the withdrawal or distribution to an "eligible retirement plan" that accepts such rollovers. The following definitions apply to the terms used in this Section 11.7:

         (a) "Distributee" means a Member or Deferred Member. In addition, the Member's or Deferred Member's spouse Beneficiary and the Member's or Deferred Member's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, are distributees with regard to the interest of the spouse or former spouse.

         (b) "Eligible rollover distribution" is any withdrawal or distribution of all or any portion of a Member's or Deferred Member's Vested Share owing to the credit of a distributee, except that the following distributions shall not be eligible rollover distributions: (i) any distribution that is one of a series of substantially equal periodic payments made for the life or life expectancy of the distributee, or for a specified period of ten years or more, (ii) any distribution required under
               Section 401(a)(9) of the Code, (iii) the portion of a distribution not includible in gross income, (iv) any other distribution that is not an eligible rollover distribution under the Code or regulations thereunder and (v) effective January 1, 1999, any hardship distribution described in Code subclause 401(k)(2)(B)(i)(IV).

         (c) "Eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified plan described in Section 401(a) of the Code that accepts the eligible rollover distribution. However, in the case of an eligible rollover distribution to the spouse Beneficiary of the Member or Deferred Member, an eligible retirement plan is an individual retirement account or individual retirement annuity only.

         (d) "Direct rollover" means a payment by the Plan directly to the eligible retirement plan specified by the distributee.

         In the event that the provisions of this Section 11.7 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section 11.7 or applicable part thereof shall be of no further force or effect without necessity of further amendment of the Plan.

11.8 ELECTIVE TRANSFERS FROM PLAN. Notwithstanding any other provision of this Plan, a distribution from this Plan pursuant to Article Nine or this Article Eleven that is payable proximate to, and solely on account of, either a disposition of assets or a subsidiary, as described in Code Section 401(k)(10), shall be eligible for an elective transfer to a transferee employee plan as set forth herein.

         (a) Elective Transfer. An elective transfer of a Member's benefits between this Plan and another qualified plan maintained by a transferee shall be available only if the transfer meets the requirements of Code Section 414(1) and each of the following requirements have been met:

               (i)   Voluntary Election

                     (A) Member Election. The transfer must have been conditioned upon a voluntary, fully informed election by the Member to transfer that Member's Accounts to the transferee plan.

                     (B) Benefit Retention Alternative. In making the voluntary election provided for in this Section, the Member shall have had the option of retaining the Member's Account benefits (including all optional forms of benefit) under this Plan.

                     (C) Spousal Election. If Code Sections 401(a)(11) and 417 otherwise apply to the Account, the spousal consent requirements of that section must have been met with respect to the transfer of benefits.

                     (D)  Notice Requirement. The notice requirement under Code
                          Section 417, if applicable, must have been met with respect to the Member and spousal transfer election.

               (ii) Distributability of Benefits. The Member whose Account is transferred must have been eligible, under the terms of Article Ten and this Article Eleven, to receive an immediate distribution from the Plan.

               (iii) Amount of Benefit Transferred. The amount of the benefit transferred must have equaled the entire nonforfeitable Account balance under the Plan of the Member whose benefit is being transferred.

               (iv) Benefit Under the Transferee Plan. The Member must have been fully vested in the transferred benefit in the transferee plan.

         (b) Status of Elective Transfer as Distribution. The transfer of benefits pursuant to the elective transfer rules of this Section
               11.8 generally is to be treated as a distribution of a Member's accrued benefit under the Plan. However, the transfer is not to be treated as a distribution for purposes of the minimum distribution requirements of Section 401(a)(9).

11.9 ELECTIVE TRANSFER TO PLAN. With the permission of the Committee, the Plan shall accept elective transfers from plans qualified under Code
         Section 401(a) that result from an acquisition of assets or a subsidiary by the Company, within the meaning of Code Section 401(k)(10), provided that the elective transfer meets the requirements of Code Section 414(1) and Treasury Regulation 1.411(d)(4), Q&A-3(b).

11.10 WAIVER OF NOTICE PERIOD. Except as provided in the following sentence, if the value of the Vested Share of a Member's Accounts exceeds $5,000, an election by the Member or Deferred Member to receive a distribution shall not be valid unless the written election is made (a) after the Member has received the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations and (b) within a reasonable time before the effective date of the commencement of the distribution as prescribed by those regulations. If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, the distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

               (i) the Committee clearly informs the Member or Deferred Member that he or she has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

               (ii) the Member or Deferred Member, after receiving the notice under Sections 411 and 417, affirmatively elects a distribution.

         If the distribution is one to which Sections 401(a)(11) and 417 of the Code do apply, a Member may, after receiving the notice required under Sections 411 and 417 of the Code, affirmatively elect to have his or her benefit commence sooner than 30 days following his or her receipt of the required notice, provided all of the following requirements are met:

               (i) the Committee clearly informs the Member that he or she has a period of at least 30 days after receiving the notice to decide when to have distribution of his or her benefit begin, and if applicable, to choose a particular optional form of payment;

               (ii) the Member or Deferred Member affirmatively elects a date for benefits to begin, and, if applicable, an optional form of payment, after receiving the notice;

               (iii) the Member or Deferred Member is permitted to revoke his or her election until the later of his or her annuity starting date or seven days following the day he or she received the notice;

               (iv) the Member's or Deferred Member's annuity starting date is after the date the notice is provided; and

               (v) payment does not commence less than seven days following the day after the notice is received by the Member or Deferred Member.

                                 ARTICLE TWELVE
                               MANAGEMENT OF FUNDS

12.1 ESI EMPLOYEE BENEFIT PLAN ADMINISTRATION AND INVESTMENT COMMITTEE. The ESI Employee Benefit Plan Administration and Investment Committee, as appointed pursuant to Section 13.1, shall be responsible, except as otherwise herein expressly provided, for the management of the assets of the Plan.

         The Committee is designated a named fiduciary of the Plan within the meaning of Section 402(a) of ERISA and shall have the authority, powers, and responsibilities delegated and allocated to it from time to time by resolutions of the Board of Directors, including, but not by way of limitation, the authority to establish one or more trusts for the Plan pursuant to trust instrument(s) approved or authorized by the Committee and subject to the provisions of the trust instrument(s) to:

         (a) provide, consistent with the provisions of the Plan, direction to the Trustee thereunder, which may involve but need not be limited to direction of investment of Plan assets and the establishment of investment criteria, and

         (b) appoint and provide for use of investment advisors and investment managers (within the meaning of Section 3(38)) of ERISA.

         In discharging its responsibility, the Committee shall evaluate and monitor the investment performances of the Trustee and investment managers, if any.

12.2 TRUST FUND. All the funds of the Plan shall be held by a Trustee appointed from time to time by the Committee in one or more trusts under a trust instrument or instruments approved or authorized by the Committee for use in providing the benefits of the Plan; provided that no part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Members, Deferred Members, and Beneficiaries.

12.3 REPORTS TO MEMBERS AND DEFERRED MEMBERS. Each quarter, at a time to be determined by the Committee, each Member and Deferred Member shall be furnished a written statement setting forth the value of each of his or her Accounts, together with a statement of the amounts contributed to each such Account by himself or herself and by the Company on his or her behalf and the vested amount of the Company Matching Contribution Account or the earliest time a portion of the Company Matching Contribution Account will become vested.

12.4 FISCAL YEAR. The fiscal year of the Plan and the Trust shall end on December 31 of each year or at such other date as may be designated by the Committee.

                                ARTICLE THIRTEEN
                             ADMINISTRATION OF PLAN

13.1 APPOINTMENT OF COMMITTEE. From time to time, the Board of Directors or an officer of ESI to whom authority has been delegated by the Board of Directors shall appoint not less than five persons to serve as the ESI Employee Benefit Plan Administration and Investment Committee during the pleasure of the appointing Board of Directors or officer and shall designate a chairman of the Committee from among the members and a secretary who may be, but need not be, one of the members of the Committee. Any person so appointed may resign at any time by delivering his or her written resignation to the secretary of ESI and the chairman or secretary of the Committee. Notwithstanding any vacancies, the Committee may act so long as there are at least three members of the Committee.

13.2     POWERS OF COMMITTEE.

         (a) The Committee is designated a named fiduciary within the meaning of Section 402(a) of the ERISA, and shall have authority and responsibility for general supervision of the administration of the Plan. For purposes of the regulations under Section 404(c) of ERISA, the Committee shall be the designated fiduciary responsible for safeguarding the confidentiality of all information relating to the purchase, sale and holding of employer securities and the exercise of shareholder rights appurtenant thereto. In addition, for purposes of avoiding any situation for undue employer influence in the exercise of any shareholder rights, the Committee shall appoint an independent fiduciary, who shall not be affiliated with any sponsor of the Plan, to ensure the maintenance of confidentiality pursuant to the regulations under Section 404(c) of ERISA.

         (b) The Committee shall establish such policies, rules, and regulations as it may deem necessary to carry out the provisions of the Plan and transactions of its business, including, without limitation, such rules and regulations that may become necessary with respect to loans and any defaults thereof.

         (c) Except as to matters that are required by law to be determined or performed by the Board of Directors, or that from time to time the Board may reserve to itself or allocate or delegate to officers of ESI or to another committee, the Committee shall determine with discretionary authority any question arising in the administration, interpretation, and application of the Plan, including the right to remedy possible ambiguities, inconsistencies, or commissions. Such determinations shall be final, conclusive, and binding on all parties affected thereby.

         (d) The Committee shall have the right to exercise powers reserved to the Board of Directors hereunder to the extent that the right to exercise those powers may from time to time be allocated or delegated to the Committee by the Board of Directors and to such further extent that, in the judgment of the Committee, the exercise of such powers does not involve any material cost to the Company.

         (e) The Committee may retain counsel, employ agents, and provide for such clerical, accounting, and other services as it may require in carrying out the provisions of the Plan.

         (f) The Committee may appoint from its number such committees with such powers as it shall determine and may authorize one or more of its number or any agent to execute or deliver any instrument or make any payment on its behalf.

         (g) The Committee may delegate to an administrator the responsibility of administering and operating the details of the Plan in accordance with the provisions of the Plan and any policies that, from time to time, may be established by the Committee.

13.3 COMMITTEE ACTION. Action by the Committee may be taken by majority vote at a meeting upon such notice, or upon waiver of notice, and at such time and place as it may determine from time to time; or action may be taken by written consent of a majority of the members without a meeting with the same effect for all purposes as if assented to at a meeting.

13.4 COMPENSATION. No member of the Committee shall receive any compensation for his or her services as such and, except as required by law, no bond or other security shall be required of him or her in such capacity in any jurisdiction.

13.5 COMMITTEE LIABILITY. The members of the Committee shall use that degree of care, skill, prudence, and diligence in carrying out their duties that a prudent man, acting in a like capacity and familiar with such matters, would use in his or her conduct of a similar situation. A member of the Committee shall not be liable for the breach of fiduciary responsibility of another fiduciary unless:

         (a) he or she participates knowingly in, or knowingly undertakes to conceal, an act or omission of the fiduciary, knowing that the act or omission is a breach; or

         (b) by his or her failure to discharge his or her duties solely in the interest of the Members and other persons entitled to benefits under the Plan, for the exclusive purpose of providing benefits and defraying reasonable expenses of administering the Plan not met by the Company, he or she has enabled the other fiduciary to commit a breach; or

         (c) he or she has knowledge of a breach by the other fiduciary and does not make reasonable efforts to remedy the breach; or

         (d) the Committee improperly allocates responsibilities among its members or to others and he or she fails prudently to review such allocation.

                                ARTICLE FOURTEEN
                            AMENDMENT AND TERMINATION

14.1 AMENDMENT. The Board of Directors or its delegate reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate to conform with governmental regulations or other policies, to modify or amend in whole or in part any or all of the provisions of the Plan; provided that no such modification or amendment
         (i) shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members, Deferred Members, and Beneficiaries; or (ii) shall increase the duties of the Trustee without its consent thereto in writing. Except as may be required to conform with governmental regulations, no such amendment shall adversely affect the rights of any Member or Deferred Member with respect to contributions made on his or her behalf prior to the date of the amendment.

14.2     TERMINATION OF PLAN.

         (a) The Plan is entirely voluntary on the part of the Company. The Board of Directors reserves the right at any time to terminate the Plan, the trust agreement, and the trust hereunder, or to suspend, reduce, or partially or completely discontinue contributions to the Plan. In the event of a termination or partial termination of the Plan or complete discontinuance of contributions, the interests of Members and Deferred Members shall automatically become nonforfeitable.

         (b) In the event of a termination or partial termination or complete discontinuance, any forfeitures not previously applied in accordance with Section 5.5 shall be credited ratably to the Accounts of all Members and Deferred Members in proportion to the amounts of Matching Company Contributions made pursuant to
               Section 5.1 credited during the current calendar year or, if no Matching Company Contributions have been made during the current calendar year, then in proportion to the Matching Company Contributions during the last previous calendar year during which Matching Company Contributions were made.

         (c) Upon termination of the Plan, Pre-Tax Savings, with earnings thereon, shall be distributed to Members only if (i) neither the Company nor an Associated Company establishes or maintains a successor defined contribution plan, and (ii) payment is made to the Members in the form of a lump sum distribution (as defined in Section 402(d)(4) of the Code, without regard to clauses (i) through (iv) of subparagraph (A), subparagraph (B), or subparagraph (F) thereof). For purposes of this paragraph, a "successor defined contribution plan" is a defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code ("ESOP") or a simplified employee pension as defined in Section 408(k) of the Code ("SEP")) that exists at the time the Plan is terminated or within the 12 month period beginning on the date all assets are distributed. However, in no event shall a defined contribution plan be deemed a successor plan if fewer than 2% of the employees who are eligible to participate in the Plan at the time of its termination are or were eligible to participate under another defined contribution plan of the Company or an Associated Company (other than an ESOP or a SEP) at any time during the period beginning 12 months before and ending 12 months after the date of the Plan's termination.

14.3 DISTRIBUTION OF ACCOUNTS UPON A SALE OF ASSETS OR A SALE OF A SUBSIDIARY. Upon the disposition by the Company of at least 85% of the assets (within the meaning of Section 409(d)(2) of the Code) used by the Company in a trade or business or upon the disposition by the Company of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), Pre-Tax Savings, with earnings thereon, may be distributed to those Members who continue in employment with the employer acquiring such assets or with the sold subsidiary, provided that (a) the Company maintains the Plan after the disposition, (b) the buyer does not adopt the Plan or otherwise become a participating employer in the Plan and does not accept any transfer of assets or liabilities from the Plan to a plan it maintains in a transaction subject to Section 414(l)(1) of the Code, and (c) payment is made to the Member in the form of a lump sum distribution (as defined in Section 402(d)(4) of the Code, without regard to clauses (i) through
         (iv) of subparagraph (A), subparagraph (B), or subparagraph (F) thereof).

14.4 MERGER OR CONSOLIDATION OF PLAN. The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Member, Deferred Member, or Beneficiary under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

14.5 TRANSFER FROM ITT PLAN. On the Offering Date, the Trustee shall accept from the trustee of the ITT Plan a transfer of the assets of the ITT Plan attributable to the accounts in that plan of individuals who are Employees as of the Effective Date. Amounts received with respect to a Member or Deferred Member from the ITT Plan shall be credited under the Plan as follows:

         (a) Amounts credited to a Member's or Deferred Member's pre-tax investment account in the ITT Plan shall be credited to his or her Pre-Tax Investment Account.

         (b) Amounts credited to a Member's or Deferred Member's after-tax investment account in the ITT Plan shall be credited to his or her ITT After-Tax Investment Account.

         (c) Amounts credited to a Member's or Deferred Member's ITT Floor Contribution Account in the ITT Plan shall be credited to his or her ITT Floor Contribution Account.

         (d) Amounts credited to a Member's or Deferred Member's rollover account in the ITT Plan shall be credited to his or her Rollover Account.

         (e) Amounts credited to a Member's or Deferred Member's ESOP account in the ITT Plan shall be credited to his or her ESOP Account.

         (f) Amounts credited to a Member's or Deferred Member's company retirement contribution account in the ITT Plan shall be credited to his or her Retirement Contribution Account.

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         (g)   Amounts credited to a Member's or Deferred Member's company matching contribution account in the ITT Plan shall be credited to his or her Company Matching Contribution Account.

                                ARTICLE FIFTEEN
                                  TENDER OFFER

15.1 APPLICABILITY. Notwithstanding any other Plan provision to the contrary, the provisions of this Article Fifteen shall apply in the event any person, either alone or in conjunction with others, makes a tender offer, or exchange offer or otherwise offers to purchase or solicits an offer to sell to that person 10% or more of the outstanding shares of a class of ESI Stock held by a Trustee (herein jointly and severally referred to as a "tender offer"). As to any tender offer, each Member and Deferred Member (or Beneficiary in the event of the death of the Member or Deferred Member) shall have the right to determine confidentially whether shares held subject to the Plan will be tendered.

15.2 INSTRUCTIONS TO TRUSTEE. In the event a tender offer for ESI Stock is commenced, the Committee, promptly after receiving notice of the commencement of the tender offer, shall transfer certain of its recordkeeping functions to an independent recordkeeper. The functions so transferred shall be those necessary to preserve the confidentiality of any directions given by the Members and Deferred Members (or Beneficiary in the event of the death of the Member or Deferred Member) in connection with the tender offer. A Trustee may not take any action in response to a tender offer except as otherwise provided in this Article Fifteen. Each Member is, for all purposes of this Article Fifteen, hereby designated a named fiduciary within the meaning of
         Section 402(a)(2) of ERISA, with respect to the shares of ESI Stock allocated to his or her Accounts. Each Member and Deferred Member (or Beneficiary in the event of the death of the Member or Deferred Member) may direct the Trustee to sell, offer to sell, exchange, or otherwise dispose of the ESI Stock allocated to any such individual's Accounts in accordance with the provisions, conditions, and terms of the tender offer and the provisions of this Article Fifteen, provided, however, that such directions shall be confidential and shall not be divulged by the Trustee or independent recordkeeper to the Company or to any director, officer, employee, or agent of the Company, it being the intent of this provision of Section 15.2 to ensure that the Company (and its directors, officers, employees, and agents) cannot determine the direction given by any Member, Deferred Member, or Beneficiary. The instructions shall be in the form and shall be filed in the manner and at the time prescribed by the Trustee.

15.3 TRUSTEE ACTION ON MEMBER INSTRUCTIONS. The Trustee shall sell, offer to sell, exchange, or otherwise dispose of the ESI Stock allocated to a Member's, Deferred Member's, or Beneficiary's Accounts with respect to which it has received directions to do so under this Article Fifteen. The proceeds of a disposition directed by a Member, Deferred Member, or Beneficiary from his or her Accounts under this Article Fifteen shall be allocated to the individual's Accounts and be governed by the provisions of Section 15.5 or other applicable provisions of the Plan and the trust agreements established under the Plan.

15.4 ACTION WITH RESPECT TO MEMBERS NOT INSTRUCTING THE TRUSTEE OR NOT ISSUING VALID INSTRUCTIONS. To the extent that Members, Deferred Members, and Beneficiaries do not issue valid directions to the Trustee to sell, offer to sell, exchange, or otherwise dispose of the ESI Stock allocated to their Accounts, those individuals shall be deemed to have directed the Trustee that such shares remain invested in ESI Stock subject to all provisions of the Plan, including Section 15.5.

15.5 INVESTMENT OF PLAN ASSETS AFTER TENDER OFFER. To the extent possible, the proceeds of a disposition of ESI Stock in an individual's Accounts shall be reinvested in ESI Stock by the Trustee as expeditiously as possible in the exercise of the Trustee's fiduciary responsibility and shall otherwise be held by the Trustee subject to the provisions of the trust agreement and the Plan. In the event that ESI Stock is no longer available to be acquired following a tender offer, the Company may direct the substitution of new employer securities for the ESI Stock or for the proceeds of any disposition of ESI Stock. Pending the substitution of new employer securities or the termination of the Plan and trust, the Trust Fund shall be invested in such securities as the Trustee shall determine; provided, however, that, pending such investment, the Trustee shall invest the cash proceeds in short-term securities issued by the United States of America or any agency or instrumentality thereof or any other investments of a short-term nature, including corporate obligations or participations therein and interim collective or common investment funds.

                                ARTICLE SIXTEEN
                      GENERAL AND ADMINISTRATIVE PROVISIONS

16.1 RELIEF FROM LIABILITY. Except with respect to amounts invested in the ESI Stock Fund, the Plan is intended to constitute a Plan as described in Section 404(c) of ERISA and Title 29 of the Code of Federal Regulations Section 2550.404c-1. The Plan fiduciaries are relieved of any liability for any losses that are the direct and necessary result of investment instructions given by any Member, Deferred Member, or Beneficiary.

16.2     PAYMENT OF EXPENSES.

         (a) Direct charges and expenses arising out of the purchase or sale of securities and taxes levied on or measured by such transactions, and any investment management fees, with respect to any Fund, may be paid in whole or in part by the Company. Any such charges, expenses, taxes and fees not paid by the Company shall be paid from the Fund with respect to which they are incurred.

         (b) Expenses incurred in conjunction with Plan administration, including, but not limited to, investment management, Trustee, recordkeeping, and audit fees shall be paid from the assets held by the Trust Fund to the extent such expenses are not paid directly by the Company.

16.3 SOURCE OF PAYMENT. Benefits under the Plan shall be payable only out of the Trust Fund, and the Company shall not have any legal obligation, responsibility, or liability to make any direct payment of benefits under the Plan. Neither the Company nor the Trustee guarantees the Trust Fund against any loss or depreciation or guarantees the payment of any benefit under the Plan. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Company, except as specifically provided for the Plan.

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16.4     INALIENABILITY OF BENEFITS.

         (a) Except as specifically provided in the Plan or as applicable law may otherwise require or as may be required under the terms of a Qualified Domestic Relations Order, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempts to do so shall be void, and no Plan benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of the person entitled to the benefit. In the event that the Committee finds that any Member, Deferred Member, or Beneficiary who is or may become entitled to benefits hereunder has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any of his or her benefits under the Plan, except as specifically provided in the Plan or as otherwise required by applicable law, then the benefit shall cease and terminate, and in that event the Committee shall hold or apply the same to or for the benefit of the Member, Deferred Member, or Beneficiary who is or may become entitled to benefits hereunder, his or her spouse, children, parents or other relatives, or any of them.

         (b) Notwithstanding the foregoing, payment shall be made in accordance with the provisions of a Qualified Domestic Relations Order.

         Notwithstanding anything herein to the contrary, if the amount payable to an alternate payee under a Qualified Domestic Relations Order is $5,000 or less, the amount shall be paid in one lump sum as soon as practicable following the qualification of the order. If the amount exceeds $5,000, it may be paid as soon as practicable following the qualification of the order if the Qualified Domestic Relations Order so provides and the alternate payee consents thereto; otherwise it may not be payable before the earliest of (i) the Member's Termination of Employment, (ii) the time the amount could be withdrawn under Article Ten, or (iii) the Member's attainment of age 50.

16.5 PREVENTION OF ESCHEAT. If the Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Committee may, no earlier than three years from the date the payment is due, mail a notice of the due and owing payment to the last known address of the person, as shown on the records of the Committee or the Company. If the person has not made written claim for the benefit within three months of the date of the mailing, the Committee may, if it so elects and upon receiving advice from counsel to the Plan, direct that the payment and all remaining payments otherwise due such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions to the Company. Upon the cancellation, the Plan and the Trust shall have no further liability therefor except that, in the event the person or his beneficiary later notifies the Committee of his or her whereabouts and requests the payment or payments due to him under the Plan, the amount so applied shall be paid to him or her in accordance with the provisions of the Plan.

16.6     RETURN OF CONTRIBUTIONS.

         (a) If all or part of the Company's deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Company without interest but reduced by any investment loss attributable to those contributions, provided that the contribution is returned within one year after the disallowance of deduction. For this purpose, all contributions made by the Employer are expressly declared to be conditioned upon their deductibility under Section 404 of the Code.

         (b) The Company may recover without interest the amount of its contributions to the Plan made on account of a mistake of fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

         (c) In the event that Pre-Tax Savings made under Section 4.1 are returned to the Company in accordance with the provisions of this
               Section 16.6, the elections to reduce Salary that were made by Members on whose behalf those contributions were made shall be void retroactively to the beginning of the period for which those contributions were made. The Pre-Tax Savings so returned shall be distributed in cash to those Members for whom those contributions were made.

16.7 FACILITY OF PAYMENT. If the Committee shall find that a Member or other person entitled to a benefit is unable to care for his or her affairs because of illness or accident or is a minor, the Committee may direct that any benefit due him or her, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to his or her spouse, a child, a parent or other relative, or to a person with whom he or she resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

16.8 INFORMATION. Each Member, Deferred Member, Beneficiary, or other person entitled to a benefit, before any benefit shall be payable to him or her or on his or her account under the Plan, shall file with the Committee the information that it shall require to establish his or her rights and benefits under the Plan.

16.9 EXCLUSIVE BENEFIT RULE. Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and other persons entitled to benefits under the Plan and paying the expenses of the Plan not paid directly by the Company. No person shall have any interest in, or right to, any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

16.10 NO RIGHT TO EMPLOYMENT. Nothing herein contained nor any action taken under the provisions hereof shall be construed as giving any Employee or Member the right to be retained in the employ of the Company.

16.11 UNIFORM ACTION. Action by the Committee shall be uniform in nature as applied to all persons similarly situated, and no such action shall be taken that will discriminate in favor of any Members who are Highly-Compensated Employees.

16.12 HEADINGS. The headings of the sections in this Plan are placed herein for convenience of reference and in the case of any conflict, the text of the Plan rather than the headings, shall control.

16.13 CONSTRUCTION. The Plan shall be construed, regulated and administered in accordance with the internal laws of the state of Indiana, subject to the provisions of applicable federal laws.

                               ARTICLE SEVENTEEN
                              TOP-HEAVY PROVISIONS

17.1     DEFINITIONS. The following definitions apply to the terms used in this
         Section:

         (a) "applicable determination date" means the last day of the later of the first Plan Year or the preceding Plan Year;

         (b) "top-heavy ratio" means the ratio of (A) the value of the aggregate of the Accounts under the Plan for key employees to (B) the value of the aggregate of the Accounts under the Plan for all key employees and non-key employees;

         (c) "key employee" means an employee who is in a category of employees determined in accordance with the provisions of Sections 416(i)(1) and (5) of the Code and any regulations thereunder, and where applicable, on the basis of the Employee's Statutory Compensation from the Company or an Associated Company;

         (d)   "non-key employee" means any Employee who is not a key employee;

         (e) "applicable Valuation Date" means the Valuation Date coincident with or immediately preceding the last day of the first Plan Year or the preceding Plan Year, whichever is applicable;

         (f) "required aggregation group" means any other qualified plan(s) of the Company or an Associated Company in which there are members who are key employees or that enable(s) the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; and

         (g) "permissive aggregation group" means each plan in the required aggregation group and any other qualified plan(s) of the Company or an Associated Company in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

17.2 DETERMINATION OF TOP-HEAVY STATUS. For purposes of this Section, the Plan shall be "top-heavy" with respect to any Plan Year if as of the applicable determination date the top-heavy ratio exceeds 60 percent. The top-heavy ratio shall be determined as of the applicable Valuation Date in accordance with Sections 416(g)(3) and (4) of the Code and Article Eight of this Plan, and shall take into account any contributions made after the applicable Valuation Date but before the last day of the Plan Year in which the applicable Valuation Date occurs. For purposes of determining whether the Plan is top-heavy, the

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         account balances under the Plan will be combined with the account balances or the present value of accrued benefits under each other plan in the required aggregation group and, in the Company's discretion, may be combined with the account balances or the present value of accrued benefits under any other qualified plan in the permissive aggregation group. Distributions made with respect to a Member under the Plan during the five-year period ending on the applicable determination date shall be taken into account for purposes of determining the top-heavy ratio; distributions under plans that terminated within that five-year period shall also be taken into account, if any such plan contained key employees and therefore would have been part of the required aggregation group.

17.3 MINIMUM REQUIREMENTS. For any Plan Year with respect to which the Plan is top-heavy, an additional Company contribution shall be allocated on behalf of each Member (or each Employee eligible to become a Member) who is not a "key employee," and who has not separated from service as of the last day of the Plan Year, to the extent that the amounts allocated to his or her Accounts as a result of contributions made on his or her behalf under Sections 5.1 and 5.2 for the Plan Year would otherwise be less than 3 percent of his or her Statutory Compensation. However, if the greatest percentage of Statutory Compensation contributed on behalf of a "key employee" under Section 4.1 or allocated to his or her Accounts as a result of contributions made pursuant to Section 5.1 for the Plan Year would be less than 3%, that lesser percentage shall be substituted for "3%" in the preceding sentence. Notwithstanding the foregoing provisions of this Section 17.3, no minimum contribution shall be made with respect to a Member if the required minimum benefit under Section 416(c)(1) of the Code is provided by the ESI Pension Plan.

                                ARTICLE EIGHTEEN
                        AMENDMENT OF THE PLAN FOR EGTRRA

18.1 ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This Article of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). This Article is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued under it. Except as otherwise provided, this Article shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

18.2 SUPERSESSION OF INCONSISTENT PROVISIONS. This Article shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Article.

18.3     LIMITATION ON CONTRIBUTIONS.

         (a) This Section shall be effective for limitation years beginning after December 31, 2001.

         (b) Except to the extent permitted under Section 18.11 and Section 414(v) of the Code, the annual addition that may be contributed or allocated to a Member's Accounts under the Plan for any limitation year shall not exceed the lesser of:

               (i) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

               (ii) 100 percent of the Member's compensation, within the meaning of Section 415(c) of the Code for the limitation year.

         The compensation limit referred to in (ii) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Sections 401(h) or 419A(f)(2) of the Code), which is otherwise treated as an annual addition.

18.4 INCREASE IN COMPENSATION LIMIT. The annual compensation of each Member taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

18.5     MODIFICATION OF TOP-HEAVY RULES.

         (a) This Section shall apply for purposes of determining whether the Plan is a top-heavy Plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section amends Article Seventeen of the Plan.

         (b) In determining the Plan's top-heavy status, the following rules shall apply:

               (i) "Key employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Company having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Company, or a 1-percent owner of the Company having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued hereunder.

               (ii) This paragraph (ii) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

                     (A) The present values of accrued benefits and the amounts of Account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

                     (B) The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

         (c) In determining minimum benefits under the Plan, the following rules shall apply:

               (i) Company matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Company matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

               (ii) Pursuant to Section 17.3, no minimum contribution shall be made with respect to a Member if the required minimum benefit under Section 416(c)(1) of the Code is provided by the ESI Pension Plan.

18.6     DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS.

         (a) This Section shall apply to distributions made after December 31, 2001.

         (b) For purposes of the direct rollover provisions in Section 11.7 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code, which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order.

         (c) For purposes of the direct rollover provisions in Section 11.7 of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such distribution paid directly to an eligible retirement plan.

         (d) For purposes of the direct rollover provisions in Section 11.7 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Sections 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution that is not so includible.

18.7 ROLLOVERS FROM OTHER PLANS. The Plan will accept Member rollover contributions and/or direct rollovers of distributions made after December 31, 2001, as directed below.

         (a) The Plan will accept a direct rollover of an eligible rollover distribution from:

               (i) A qualified plan described in Section 401(a) or 403(a) of the Code, excluding after-tax employee contributions.

               (ii) An annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions.

               (iii) An eligible plan under Section 457(b) of the Code, which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         (b) The Plan will accept a Member contribution of an eligible rollover distribution from:

               (i) A qualified plan described in Section 401(a) or 403(a) of the Code.

               (ii) An annuity contract described in Section 403(b) of the Code.

               (iii) An eligible plan under Section 457(b) of the Code, which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         (c) The Plan will accept a Member rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

         (d) Rollovers from other plans under this Section shall be effective January 1, 2002.

18.8     ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS.

         (a) This Section shall apply to distributions made after December 31, 2001 with respect to Members who separated from service at any time.

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         (b)   For purposes of Sections 11.1(b), 11.1(c), 11.2(b), 11.3, 11.10 and 16.4 of the Plan, the value of a Member's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover distributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and
               457(e)(16) of the Code. If the value of the Participant's nonforfeitable account balance as so determined is $5,000 or less, the Plan shall immediately distribute the Participant's entire nonforfeitable account balance.

18.9 REPEAL OF MULTIPLE USE TEST. The multiple use test described in Treasury Regulation section 1.401(m)-2 and Section 6.3 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

18.10 ELECTIVE DEFERRALS: CONTRIBUTION LIMITATION. No Member shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under
         Section 18.11 and Section 414(v) of the Code.

18.11 CATCH-UP CONTRIBUTIONS. All Employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. Catch-up contributions shall apply to contributions after December 31, 2001. The Company shall not make a Matching Company Contribution with respect to any catch-up contributions.

18.12 SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION. A Member who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. A Participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for the period specified in the provisions of the Plan relating to suspension of elective deferrals that were in effect prior to this amendment.

18.13    DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT.

         (a) This Section shall apply for distributions and severances from employment occurring after January 1, 2002.

         (b) A Member's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Member's severance from employment. However,

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

               such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

This ESI 401(k) Plan, as restated effective May 16, 1998, is executed on behalf of ITT Educational Services, Inc. by its duly authorized officer as of the 21 day of December , 2001.

                                                  ITT EDUCATIONAL SERVICES, INC.

                                                  By  /s/ Jenny Yonce
                                                      --------------------------
                                                      Signature


                                                        Jenny Yonce
                                                      --------------------------
                                                      Printed Name


                                                        Mgr., Benefits & HRIS
                                                      --------------------------
                                                      Office

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